UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund:	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New York Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2015

Date of reporting period: 02/28/2015

Item 1 – Report to Stockholders

FEBRUARY 28, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower during the period.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields remained persistently low, but were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy-related assets sold off sharply and emerging markets struggled as many of those economies rely heavily on oil exports. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted in early 2015. U.S. equities underperformed international markets given high valuations and the anticipation of a rate hike from the Fed. Oil prices showed signs of stabilizing as suppliers became more disciplined in their exploration and production efforts. Markets in Europe and Japan rebounded, driven largely by central bank policy accommodation and improving economic data.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	15.51%
U.S. small cap equities (Russell 2000® Index)	5.70	5.63
International equities (MSCI Europe, Australasia, Far East Index)	(1.26)	(0.03)
Emerging market equities (MSCI Emerging Markets Index)	(8.30)	5.01
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.14	8.66
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.25	5.05
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.17	6.47
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.08)	2.81
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended February 28, 2015

Municipal Market Conditions

Municipal bonds generated strong performance throughout most of the period, thanks to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended February 28, 2015, municipal bonds garnered net inflows of approximately $34 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $356 billion (slightly higher than the $318 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 50%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of February 28, 2015
6 months: 2.17%
12 months: 6.47%

A Closer Look at Yields

From February 28, 2014 to February 28, 2015, yields on AAA-rated 30-year municipal bonds decreased by 85 basis points (“bps”) from 3.72% to 2.87%, while 10-year rates decreased 38 bps from 2.40% to 2.02% and 5-year rates increased 19 bps from 1.00% to 1.19% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 103 bps and the spread between 2- and 10-year maturities flattened by 56 bps.

During the same time period, U.S. Treasury rates fell by 100 bps on 30-year bonds, 66 bps on 10-year bonds and 1 bp in 5-year issues. Accordingly, tax-exempt municipal bonds underperformed U.S. Treasuries across the yield curve, most notably in the intermediate portion of the curve as a result of increased supply. Municipals modestly outperformed U.S. Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term U.S. Treasury prices. In absolute terms, positive performance on the long end of the curve was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more flexible approach to security selection and yield curve positioning going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	5

Trust Summary as of February 28, 2015	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 6.72% based on market price and 2.71% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 5.18% based on market price and 3.82% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Trust’s exposure to long-maturity bonds benefited performance given that the yield curve flattened, with yields falling more significantly for bonds in the 20- to 30-year maturity range than for intermediate and short-term bonds. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of Maryland tax-exempt bonds made a meaningful contribution to absolute performance. Exposure to the health care and education sectors provided the largest sector total returns for the period.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”) MKT	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2015 ($15.20)[1]	4.70%
Tax Equivalent Yield[2]	8.81%
Current Monthly Distribution per Common Share[3]	$0.0595
Current Annualized Distribution per Common Share[3]	$0.7140
Economic Leverage as of February 28, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 2, 2015, was decreased to $0.0545 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$15.20	$14.59	4.18%	$15.64	$14.16
Net Asset Value	$15.24	$15.20	0.26%	$15.59	$15.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
Education	24%	20%
Health	20	20
Transportation	19	19
County/City/Special District/School District	18	17
Utilities	8	7
Housing	7	14
Corporate	2	2
State	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	11%	15%
AA/Aa	37	36
A	26	23
BBB/Baa	12	11
BB/Ba	1	1
N/R2	13	14

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of February 28, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade, each representing 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	—
2017	3
2018	8
2019	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	7

Trust Summary as of February 28, 2015	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 7.53% based on market price and 3.92% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 5.18% based on market price and 3.82% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bond yields declined during the six-month period, while the yield curve flattened (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities). In this environment, the Trust’s duration (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the education, health care, tax backed and transportation sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of February 28, 2015 ($14.41)[1]	4.83%
Tax Equivalent Yield[2]	9.00%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of February 28, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.31%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$14.41	$13.75	4.80%	$15.00	$13.60
Net Asset Value	$14.20	$14.02	1.28%	$14.47	$13.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
Education	49%	49%
Health	16	16
State	13	13
Transportation	13	13
Housing	7	7
County/City/Special District/School District	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	11%	11%
AA/Aa	55	55
A	27	27
BBB/Baa	7	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	12%
2016	2
2017	11
2018	6
2019	14

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	9

Trust Summary as of February 28, 2015	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 7.08% based on market price and 3.62% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 6.08% based on market price and 3.62% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Trust’s longer duration and positions in longer-dated bonds generally outperformed. The Trust’s positions in the transportation, education and tax-backed (state) sectors were positive contributors to performance. Exposure to lower-coupon and zero-coupon bonds, which generated strong price performance, also drove returns. The Trust’s exposure to the middle investment-grade quality categories (bonds rated A and AA) aided performance, as these credit quality tiers outperformed. The Trust’s exposure to higher-yielding bonds was an additional positive contributor. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of February 28, 2015 ($14.18)[1]	5.84%
Tax Equivalent Yield[2]	11.82%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of February 28, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$14.18	$13.64	3.96%	$14.60	$13.23
Net Asset Value	$15.07	$14.98	0.60%	$15.40	$14.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
Transportation	23%	24%
County/City/Special District/School District	22	25
Education	18	17
State	16	12
Utilities	9	10
Health	6	6
Housing	3	4
Corporate	2	2
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	14%	15%
AA/Aa	61	63
A	20	19
BBB/Baa	3	2
BB/Ba	1	1
N/R2	1	—	[3]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of February 28, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade, each representing less than 1%, respectively, of the Trust’s total investments.

[3]	Representing less than 1% of the Trust’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	13%
2016	4
2017	11
2018	8
2019	6

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	11

Trust Summary as of February 28, 2015	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 12.15% based on market price and 3.85% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 8.67% based on market price and 3.40% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bond yields declined during the six-month period, while the yield curve flattened (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities). In this environment, the Trust’s duration (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the tax backed, education, corporate backed and health care sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2015 ($15.99)[1]	5.59%
Tax Equivalent Yield[2]	10.85%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Economic Leverage as of February 28, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 2, 2015, was decreased to $0.0695 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$15.99	$14.68	8.92%	$16.22	$14.29
Net Asset Value	$16.43	$16.29	0.86%	$16.81	$16.09

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
Transportation	29%	26%
State	21	21
Education	19	19
County/City/Special District/School District	15	14
Health	7	8
Corporate	6	6
Housing	2	5
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	5%	8%
AA/Aa	40	39
A	39	34
BBB/Baa	7	8
BB/Ba	5	5
B	3	3
N/R2	1	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investm nts and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of February 28, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade, representing 1% and 3%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	—
2016	2%
2017	2
2018	13
2019	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	13

Trust Summary as of February 28, 2015	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 7.14% based on market price and 5.12% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 6.08% based on market price and 3.62% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Trust’s longer duration and positions in longer-dated bonds generally outperformed. The Trust’s positions in the education and health care sectors were positive contributors to performance as well as its positions in New York Liberty Development Corp. bonds. Exposure to lower-coupon and zero-coupon bonds, which generated strong price performance, also drove returns. The Trust’s exposure to the middle investment-grade quality categories (bonds rated A and AA) aided performance, as these credit quality tiers outperformed. The Trust’s exposure to higher-yielding bonds was an additional positive contributor. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2015 ($14.44)[1]	5.53%
Tax Equivalent Yield[2]	11.19%
Current Monthly Distribution per Common Share[3]	$0.0665
Current Annualized Distribution per Common Share[3]	$0.7980
Economic Leverage as of February 28, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$14.44	$13.86	4.18%	$14.99	$13.54
Net Asset Value	$16.12	$15.77	2.22%	$16.55	$15.53

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
County/City/Special District/School District	29%	25%
Education	22	22
Transportation	13	12
Health	11	13
Utilities	9	9
Corporate	7	8
State	6	6
Housing	2	5
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	11%	14%
AA/Aa	47	43
A	27	26
BBB/Baa	6	7
BB/Ba	2	2
N/R2	7	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of February 28, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade, representing 1% and 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	4
2017	7
2018	4
2019	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	15

Trust Summary as of February 28, 2015	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 4.93% based on market price and 3.78% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 6.08% based on market price and 3.62% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) provided the strongest returns. In this environment, the Trust’s longer duration and positions in longer-dated bonds generally outperformed. The Trust’s positions in the education, transportation and utilities sectors were positive contributors to performance. Exposure to lower-coupon and zero-coupon bonds, which generated strong price performance, also drove returns. The Trust’s exposure to the middle investment-grade quality categories (bonds rated A and AA) aided performance, as these credit quality tiers outperformed. The Trust’s exposure to higher-yielding bonds was an additional positive contributor. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2015 ($13.43)[1]	5.36%
Tax Equivalent Yield[2]	10.85%
Current Monthly Distribution per Common Share[3]	$0.06
Current Annualized Distribution per Common Share[3]	$0.72
Economic Leverage as of February 28, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$13.43	$13.16	2.05%	$13.85	$12.80
Net Asset Value	$15.06	$14.92	0.94%	$15.43	$14.74

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
Education	23%	21%
County/City/Special District/School District	20	24
Transportation	18	19
Utilities	14	14
State	11	9
Health	10	10
Housing	3	2
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	18%	19%
AA/Aa	54	54
A	23	23
BBB/Baa	1	1
BB/Ba	2	—
B	—	2
N/R2	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of February 28, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade, each representing 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	6%
2016	1
2017	8
2018	9
2019	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	17

Trust Summary as of February 28, 2015	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 7.93% based on market price and 4.31% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 6.08% based on market price and 3.62% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) provided the strongest returns. In this environment, the Trust’s longer duration and positions in longer-dated bonds generally outperformed. The Trust’s positions in the education and health care sectors were positive contributors to performance as well as its positions in New York Liberty Development Corp. bonds. Exposure to lower-coupon and zero-coupon bonds, which generated strong price performance, also drove returns. The Trust’s exposure to the middle investment-grade quality categories (bonds rated A and AA) aided performance, as these credit quality tiers outperformed. The Trust’s exposure to higher-yielding bonds was an additional positive contributor. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2015 ($14.70)[1]	5.71%
Tax Equivalent Yield[2]	11.56%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Economic Leverage as of February 28, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

18	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$14.70	$14.02	4.85%	$15.18	$13.77
Net Asset Value	$15.87	$15.66	1.34%	$16.25	$15.46

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
County/City/Special District/School District	22%	23%
Education	17	16
Transportation	15	14
Health	12	13
Utilities	10	10
State	9	9
Corporate	7	8
Housing	7	7
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	16%	16%
AA/Aa	38	39
A	33	30
BBB/Baa	4	5
BB/Ba	1	2
N/R2	2	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of February 28, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade, representing 2% and 3%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	8%
2016	5
2017	9
2018	4
2019	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	19

Trust Summary as of February 28, 2015	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six months ended February 28, 2015, the Trust returned 6.07% based on market price and 4.36% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 5.18% based on market price and 3.82% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Trust’s exposure to long-maturity bonds benefited performance given that the yield curve flattened, with yields falling more significantly for bonds in the 20- to 30-year maturity range than for intermediate- and short-term bonds. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of Virginia tax-exempt bonds made a meaningful contribution to absolute performance. Exposure to the health care, education, and transportation sectors provided the largest sector total returns for the period. The Trust also benefited from the advanced refunding of a significant position, which rose in price to reflect the increase in its rating and the shortening of its maturity.

•	In the positive market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2015 ($16.89)[1]	5.08%
Tax Equivalent Yield[2]	9.52%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of February 28, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 2, 2015, was decreased to $0.0695 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

20	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$16.89	$16.35	3.30%	$16.92	$15.50
Net Asset Value	$16.21	$15.95	1.63%	$16.52	$15.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	2/28/15	8/31/14
Health	24%	23%
Transportation	21	15
Education	20	18
County/City/Special District/School District	16	16
Housing	7	11
State	6	6
Corporate	5	5
Utilities	1	6

For Trust compliance purposes, the Trust’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]
	2/28/15	8/31/14
AAA/Aaa	16%	21%
AA/Aa	51	47
A	12	13
BBB/Baa	7	7
N/R2	14	12

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of February 28, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade, each representing 7%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	1
2017	4
2018	19
2019	18

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	21

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 132.8%
Corporate — 2.7%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	$500	$557,455
Potomac Electric Power Co., 6.20%, 9/01/22	250	296,830

		854,285
County/City/Special District/School District — 27.2%
City of Baltimore Maryland, RB:
Series C, Wastewater Project, 5.00%, 7/01/39	1,000	1,150,940
Special Tax, Harborview Lot No. 2, 6.50%, 7/01/31	923	925,418
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, The Villages of Dorchester and Farmington Project, 5.00%, 7/01/32	500	572,525
County of Anne Arundel Maryland Consolidated, Special Tax, The Villages at Two Rivers Project, 5.25%, 7/01/44	250	255,353
County of Frederick Maryland, GO, Series A, 5.00%, 8/01/24	275	343,618
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	250	284,380
County of Montgomery Maryland, GO, Refunding, Consolidated Public Improvement, Series A, 5.00%, 7/01/19 (a)	175	204,360
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,504,920
State of Maryland, GO, Refunding, State & Local Facilities Loan, 3rd Series C, 5.00%, 11/01/20	500	599,655
State of Maryland, GO:
State & Local Facilities Loan, 1st Series B, 5.00%, 3/15/19 (a)	250	289,332
State & Local Facilities Loan, 2nd Series B, 3.00%, 8/01/27	2,425	2,484,097

		8,614,598
Education — 35.8%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	548,566
3.25%, 9/01/28	360	363,741
Maryland EDC, Refunding RB, University Village at Sheppard Pratt, 5.00%, 7/01/33	1,000	1,088,260
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Goucher College, Series A, 5.00%, 7/01/34	1,000	1,123,900
Johns Hopkins University Project, Series A, 5.00%, 7/01/27	1,000	1,187,800
Municipal Bonds	Par (000)	Value
Maryland (continued)
Education (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (concluded):
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	$500	$523,645
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	1,009,719
Maryland Institute College of Art, 5.00%, 6/01/29	500	555,485
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,070,310
Peninsula Regional Medical Center, 5.00%, 7/01/25	500	599,205
Peninsula Regional Medical Center, 5.00%, 7/01/39	1,000	1,126,270
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/15 (a)	1,000	1,010,090
University System of Maryland, RB, Auxiliary Facility and Tuition, Series A, 5.00%, 4/01/24	400	497,820
University System of Maryland, Refunding RB, Series D, 5.00%, 10/01/21	500	606,770

		11,311,581
Health — 30.4%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	283,330
County of Howard Maryland, RB, Series A, 5.00%, 6/01/44	550	601,090
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	550	534,644
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	250	269,485
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,127,390
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,119,510
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 7/01/40	1,000	1,087,230
Charlestown Community Project, 6.25%, 1/01/41	1,000	1,131,740
Frederick Memorial Hospital, Series A, 4.00%, 7/01/38	1,250	1,248,062
University of Maryland Medical System, 5.13%, 7/01/39	1,000	1,093,590
University of Maryland Medical System, Series A, 5.00%, 7/01/43	1,000	1,100,100

		9,596,171

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	CIFG	CDC IXIS Financial Guaranty	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	ERB	Education Revenue Bonds	PILOT	Payment in Lieu of Taxes
BAM	Build America Mutual Assurance Co.	FHA	Federal Housing Administration	Radian	Radian Guaranty, Inc.
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	S/F	Single-Family
BOCES	Board of Cooperative Educational Services	HFA	Housing Finance Agency	SONYMA	State of New York Mortgage Agency
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds	Syncora	Syncora Guarantee

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Housing — 10.9%
Maryland Community Development Administration, HRB:
Series A, 4.05%, 7/01/42	$1,220	$1,243,339
Series H, AMT, 5.10%, 9/01/37	1,000	1,020,660
Maryland Community Development Administration, RB, Residential:
3.70%, 7/01/35	500	498,565
5.05%, 9/01/39	500	523,710
Series B, 4.75%, 9/01/39	150	155,140

		3,441,414
Transportation — 14.9%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	541,110
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	541,110
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 5/15/22	1,000	1,104,900
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 6/01/29	1,925	2,010,797
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/23	445	516,774

		4,714,691
Utilities — 10.9%
City of Baltimore Maryland, RB:
Wastewater Project, Series C, 5.00%, 7/01/38	1,000	1,147,620
Water Project, Series A, 5.00%, 7/01/43	1,000	1,142,630
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 4/01/31	500	578,670
5.00%, 4/01/32	500	578,205

		3,447,125
Total Municipal Bonds in Maryland		41,979,865
Municipal Bonds	Par (000)	Value
District of Columbia — 3.6%
Transportation — 3.6%
Washington Metropolitan Area Transit Authority, Refunding RB, Series A, 5.13%, 7/01/32	$1,000	$1,149,400

Guam — 2.3%
State — 2.3%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	250	275,965
Limited Obligation Bonds, Section 30, 5.63%, 12/01/29	410	454,518
Total Municipal Bonds in Guam		730,483
Total Municipal Bonds — 138.7%		43,859,748

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Maryland — 10.6%
Transportation — 10.6%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	3,000	3,332,400
Total Long-Term Investments (Cost — $44,868,983) — 149.3%		47,192,148

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (c)(d)	1,481,963	1,481,963
Total Short-Term Securities (Cost — $1,481,963) — 4.7%		1,481,963
Total Investments (Cost — $46,350,946) — 154.0%		48,674,111
Other Assets Less Liabilities — 1.3%		438,986
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.7%)		(1,500,175)
VRDP Shares, at Liquidation Value — (50.6%)		(16,000,000)

Net Assets Applicable to Common Shares — 100.0%		$31,612,922

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust. In exchange for which the Trust received cash and residual certificates. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
FFI Institutional Tax-Exempt Fund	23,789	1,458,174	1,481,963	$185

(d)	Represents the current yield as of report date.

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(30)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$3,833,906	$2,769

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	23

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$47,192,148	—	$47,192,148
Short-Term Securities	$1,481,963	—	—	1,481,963

Total	$1,481,963	$47,192,148	—	$48,674,111

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$2,769	—	—	$2,769
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$41,000	—	—	$41,000
Liabilities:
TOB Trust Certificates	—	$(1,500,000)	—	(1,500,000)
VRDP Shares	—	(16,000,000)	—	(16,000,000)

Total	$41,000	$(17,500,000)	—	$(17,459,000)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 152.5%
County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 9/01/26	$1,000	$1,185,270
Education — 74.6%
Massachusetts Development Finance Agency, RB:
Boston University, Series T-1 (AMBAC), 5.00%, 10/01/39	1,000	1,024,130
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	284,463
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	553,705
Smith College, 5.00%, 7/01/35	2,000	2,030,860
Wellesley College, Series J, 5.00%, 7/01/42	1,950	2,255,350
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	839,462
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,794,270
Clark University (Syncora), 5.13%, 10/01/35	500	512,345
Emerson College, Series A, 5.00%, 1/01/40	200	212,610
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,940,638
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,077,540
Williston Northampton School Project (Syncora), 5.00%, 10/01/25	500	505,745
Worcester Polytechnic Institute (NPFGC), 5.00%, 9/01/27	1,985	2,161,705
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,117,780
Massachusetts Health & Educational Facilities Authority, RB:
Northeastern University, Series R, 5.00%, 10/01/33	225	249,968
Tufts University, Series O, 5.38%, 8/15/18 (a)	1,000	1,150,740
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Berklee College of Music, Series A, 5.00%, 10/01/37	1,000	1,093,810
Harvard University, Series A, 5.50%, 11/15/36	100	115,965
Harvard University, Series B, 5.00%, 10/01/38	400	443,048
Northeastern University, Series T-1, 5.00%, 10/01/31	500	568,905
Northeastern University, Series T-2, 5.00%, 10/01/32	500	566,000
Springfield College, 5.63%, 10/15/40	500	541,500
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,278,800
Massachusetts State College Building Authority, RB, Series A (AMBAC), 5.00%, 5/01/16 (a)	1,000	1,055,460
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	1,092,366
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	568,470

		25,035,635
Health — 24.6%
Massachusetts Development Finance Agency, RB, 1st Mortgage, Edgecombe Project, Series A, 6.75%, 7/01/21	660	663,043
Massachusetts Development Finance Agency, Refunding RB:
Carleton-Willard Village, 5.63%, 12/01/30	500	571,150
Partners Healthcare System, Series L, 5.00%, 7/01/36	1,000	1,132,000
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Health (concluded)
Massachusetts Development Finance Agency, Refunding RB (concluded):
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	$240	$240,852
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/31	1,000	1,128,110
Caregroup, Series E-1, 5.00%, 7/01/28	500	539,185
Children’s Hospital, Series M, 5.25%, 12/01/39	600	686,232
Children’s Hospital, Series M, 5.50%, 12/01/39	500	578,240
Lahey Clinic Medical Center, Series D, 5.25%, 8/15/37	1,000	1,070,090
Southcoast Health Obligation Group, Series D, 5.00%, 7/01/39	500	544,685
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 7/01/38	1,000	1,118,680

		8,272,267
Housing — 11.2%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	200,609
Massachusetts HFA, Refunding RB, AMT:
Series C, 5.00%, 12/01/30	490	511,354
Series C, 5.35%, 12/01/42	2,000	2,089,820
Series F, 5.70%, 6/01/40	900	955,782

		3,757,565
State — 19.5%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	942,072
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	500	569,200
Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (a)	1,000	1,022,740
Senior Series B, 5.00%, 10/15/41	1,000	1,137,930
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	2,500	2,864,825

		6,536,767
Transportation — 19.1%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 6/15/27	1,000	1,198,570
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 6/01/38	500	572,745
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 1/01/32	1,120	1,259,485
5.00%, 1/01/37	1,000	1,113,590
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/42	1,000	1,107,970
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	1,000	1,159,360

		6,411,720
Total Municipal Bonds (Cost — $46,680,513) — 152.5%		51,199,224

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	25

Schedule of Investments (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF Massachusetts Municipal Money Fund, 0.00% (b)(c)	285,636	$285,636
Total Short-Term Securities (Cost — $285,636) — 0.8%		285,636
Total Investments (Cost — $46,966,149) — 153.3%		51,484,860
Other Assets Less Liabilities — 1.8%		597,378
VRDP Shares, at Liquidation Value — (55.1%)		(18,500,000)

Net Assets Applicable to Common Shares — 100.0%		$33,582,238

See Notes to Financial Statements.

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BIF Massachusetts Municipal Money Fund	291,104	(5,468)	285,636	—

(c)	Represents the current yield as of report date.

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(32)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$4,089,500	$(17,666)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$51,199,224	—	$51,199,224
Short-Term Securities	$285,636	—	—	285,636

Total	$285,636	$51,199,224	—	$51,484,860

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(17,666)	—	—	$(17,666)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

26	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (concluded)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$66,000	—	—	$66,000
Liabilities:
VRDP Shares	—	$(18,500,000)	—	(18,500,000)

Total	$66,000	$(18,500,000)	—	$(18,434,000)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	27

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 136.1%
Corporate — 3.6%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,560,105
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	820	903,763
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,340	4,359,704
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,750	6,859,923
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	3,340	3,457,100

		17,140,595
County/City/Special District/School District — 29.8%
City of New York New York, GO, Fiscal 2012, Series E, Fiscal 2014:
Series A-1, 5.00%, 8/01/35	2,350	2,661,680
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,772,234
Sub-Series D-1, 5.00%, 8/01/31	945	1,090,889
City of New York New York, GO, Refunding:
Series I, 5.00%, 8/01/32	490	564,671
Fiscal 2013, 5.00%, 8/01/30	2,000	2,300,100
5.50%, 8/01/25	5,500	6,841,725
5.00%, 8/01/32	2,000	2,300,700
City of New York New York, GO, Sub-Series A-1, 5.00%, 10/01/34	1,630	1,878,575
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	19,150	19,726,223
5.00%, 11/15/44	5,605	5,772,421
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	6,505	7,515,747
5.00%, 7/01/33	1,375	1,549,570
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	1,380	533,936
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	928,224
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,620,085
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,640	6,850,953
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,200	2,318,778
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,500	9,753,080
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
(NPFGC), 5.00%, 2/01/33	1,015	1,018,969
Sub-Series A-1, 5.00%, 11/01/38	950	1,097,317
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,427,390
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,949,077
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB (NPFGC), 5.00%, 11/15/26	180	180,718
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,122,180
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,168,680
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,350	2,502,421
(AGC), 5.00%, 2/15/47	305	325,273
(AGC), 5.00%, 2/15/47	7,370	7,859,884
(AGM), 5.00%, 2/15/47	7,530	8,030,519
(NPFGC), 4.50%, 2/15/47	11,905	12,562,394
(NPFGC), 5.00%, 2/15/47	1,500	1,597,290
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,710	1,923,442
4 World Trade Center Project, 5.00%, 11/15/44	4,000	4,445,160
4 World Trade Center Project, 5.75%, 11/15/51	2,080	2,434,058
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	885	952,508
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,530	3,925,784
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,100	3,144,237

		139,646,892
Education — 23.5%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	282,755
5.00%, 12/01/32	100	112,571
4.00%, 12/01/34	110	111,417
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	5,306,484
Build New York City Resource Corp., Refunding RB:
Packer Collegiate Institute, 4.00%, 6/01/45 (c)	150	149,138
Series A, 5.00%, 6/01/43	450	511,749
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	1,775	2,054,509
American Museum of National History, 5.00%, 7/01/41	750	864,150
Carnegie Hall, 4.75%, 12/01/39	3,150	3,409,843
Carnegie Hall, 5.00%, 12/01/39	1,850	2,070,242
Wildlife Conservation Society, 5.00%, 8/01/42	2,840	3,210,478
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,535	6,119,385
County of Madison New York Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	4,000	4,063,400
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	1,240	1,409,074

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	$1,135	$1,284,060
5.00%, 12/01/36	1,100	1,230,823
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	715	764,771
5.00%, 7/01/42	445	471,313
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	300	358,029
5.38%, 9/01/41	125	141,218
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	566,530
5.25%, 7/01/36	700	779,856
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	577,310
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 7/01/39	750	842,153
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	2,054,103
Fordham University, Series A, 5.00%, 7/01/28	175	201,173
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,627,409
General Purpose, Series A, 5.00%, 2/15/36	4,500	5,136,930
New York University Mount Sinai School of Medicine, 5.13%, 7/01/39	1,000	1,122,070
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	4,647,230
New York University, Series B, 5.00%, 7/01/34	400	453,344
New York University, Series B, 5.00%, 7/01/42	3,000	3,378,000
New York University, Series C, 5.00%, 7/01/38	2,000	2,231,300
Series C, 5.00%, 12/15/16 (d)	860	930,408
Series C, 5.00%, 12/15/31	1,460	1,578,333
Siena College, 5.13%, 7/01/39	1,345	1,446,359
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	750	858,585
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,711,470
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,692,630
The New School (AGM), 5.50%, 7/01/43	3,265	3,785,767
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,165,600
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,151,330
Fordham University, 4.13%, 7/01/39	740	773,833
Fordham University, 5.00%, 7/01/44	1,900	2,152,928
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/35	4,500	4,834,440
New York University, Series A, 5.00%, 7/01/31	3,000	3,426,720
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
New York University, Series A, 5.00%, 7/01/37	$4,180	$4,750,821
Rochester Institute of Technology, 4.00%, 7/01/31	3,300	3,471,468
Rochester Institute of Technology, 5.00%, 7/01/38	500	558,125
Rochester Institute of Technology, 5.00%, 7/01/42	750	835,110
Rockefeller University, Series B, 4.00%, 7/01/38	1,550	1,641,992
St. John’s University, Series A, 5.00%, 7/01/27	370	424,616
St. John’s University, Series A, 5.00%, 7/01/28	500	569,700
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	4,755	5,647,513
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	6,435	7,621,743
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,669,426

		110,241,734
Health — 9.4%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	2,016,972
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	579,830
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	1,180	1,291,770
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	795	802,918
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,925	6,977,932
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	460	519,266
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,500	1,652,745
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,250	2,540,880
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	5,500	5,988,950
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,000	1,003,690
New York University Hospitals Center, Series A, 5.75%, 7/01/31	2,680	3,139,459
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,800	2,103,462
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,825	2,053,965
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,047,200
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	685	717,332

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	29

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
State of New York Dormitory Authority, Refunding RB, Series A:
New York University Hospitals Center, 5.00%, 7/01/17 (d)	$1,000	$1,101,780
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	2,000	2,216,820
North Shore-Long Island Jewish Obligated Group, 5.25%, 5/01/34	7,375	8,264,351

		44,019,322
Housing — 4.6%
City of New York New York Housing Development Corp., RB, M/F Housing, AMT:
Series A-1-A, 5.00%, 11/01/30	750	771,457
Series A-1-A, 5.45%, 11/01/46	1,335	1,364,557
Series C, 5.00%, 11/01/26	1,250	1,263,475
Series C, 5.05%, 11/01/36	2,000	2,033,320
Series H-1, 4.70%, 11/01/40	1,000	1,030,550
Series H-2-A, 5.20%, 11/01/35	835	857,871
Series H-2-A, 5.35%, 5/01/41	600	622,422
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,075	1,088,577
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,000	2,007,380
State of New York HFA, RB:
Affordable Housing, Series F (Fannie Mae) (SONYMA), 3.80%, 11/01/44	1,000	980,740
St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,000	1,010,620
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 4.00%, 10/01/43	2,000	2,036,700
State of New York Mortgage Agency, Refunding RB:
48th Series, 3.70%, 10/01/38	3,210	3,228,971
S/F Housing, 143rd Series, AMT, 4.85%, 10/01/27	1,085	1,124,928
S/F Housing, 143rd Series, AMT (NPFGC), 4.85%, 10/01/27	2,000	2,053,200

		21,474,768
State — 20.0%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,566,565
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,547,200
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,466,620
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,444,425
Fiscal 2015, Series S-1, 5.00%, 7/15/43	2,980	3,412,279
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	3,750	4,013,475
Series S-2 (NPFGC), 4.25%, 1/15/34	4,000	4,081,920
Metropolitan Transportation Authority, RB, Dedicated Tax Fund, Series A (NPFGC), 5.00%, 11/15/31	7,000	7,495,530
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	2,500	2,863,650
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,622,720
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	9,070	9,911,061
Municipal Bonds	Par (000)	Value
New York (continued)
State (concluded)
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	3,000	3,403,140
General Purpose, Series B, 5.00%, 3/15/42	5,000	5,624,350
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	250	281,413
Mental Health Services Facilities Improvement, Series B (AGM), 5.00%, 2/15/33	4,500	5,010,615
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	2,500	2,732,525
State Personal Income Tax, Series A, 5.00%, 2/15/43	495	561,681
State Supported Debt, Series A, 5.00%, 3/15/44	4,850	5,617,900
State of New York Dormitory Authority, Refunding RB:
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	5,000	5,569,650
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	450	491,854
Secured Hospital, North General Hospital (Syncora), 5.75%, 2/15/17	2,000	2,007,740
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series A (AMBAC), 5.00%, 4/01/26	8,700	9,130,737
2nd General Highway & Bridge Trust, Series B, 5.00%, 4/01/27	1,000	1,097,390
Transportation, Series A, 5.00%, 3/15/32	2,740	3,158,919
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	1,660	1,731,745

		93,845,104
Tobacco — 1.1%
Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	1,875	1,861,519
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,495	1,691,951
5.25%, 5/15/40	1,500	1,687,575

		5,241,045
Transportation — 33.3%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,170,940
Series A, 5.00%, 11/15/30	5,500	6,343,150
Series A-1, 5.25%, 11/15/33	1,620	1,896,323
Series A-1, 5.25%, 11/15/34	1,620	1,889,568
Series B, 5.25%, 11/15/44	1,000	1,155,660
Series C, 6.50%, 11/15/28	6,015	7,202,000
Series D, 5.25%, 11/15/41	2,000	2,306,920
Series E, 5.00%, 11/15/38	8,750	9,932,212
Series E, 5.00%, 11/15/43	1,000	1,131,050
Series H, 5.00%, 11/15/25	1,000	1,190,570
Sub-Series B, 5.00%, 11/15/25	1,000	1,191,350
Metropolitan Transportation Authority, Refunding RB, Series D, 5.00%, 11/15/30	885	1,022,564
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	13,271,575
Niagara Falls Bridge Commission, RB, Series A (BAM), 4.00%, 10/01/44	1,110	1,137,384

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	$1,600	$1,736,640
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,884,450
Consolidated, 183rd Series, 4.00%, 6/15/44	7,750	8,005,208
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 6.25%, 12/01/15	7,830	8,040,784
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.90%, 12/01/17	4,000	4,008,520
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	19,837,038
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,125,140
179th Series, 5.00%, 12/01/38	1,390	1,596,943
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	5,000	5,092,150
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,338,763
Consolidated, 177th Series, AMT, 3.50%, 7/15/35	600	564,672
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,100	1,111,088
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	831,825
State of New York Thruway Authority, Refunding RB:
General, Series G (AGM), 4.75%, 7/01/15 (d)	1,250	1,269,575
General, Series G (AGM), 4.75%, 7/01/15 (d)	1,030	1,046,130
General, Series G (AGM), 5.00%, 7/01/15 (d)	15,450	15,705,234
General, Series I, 5.00%, 1/01/42	4,270	4,747,215
General, Series I (AGM), 5.00%, 1/01/37	5,635	6,338,586
General, Series K, 5.00%, 1/01/32	2,500	2,886,475
Series J, 5.00%, 1/01/41	5,000	5,630,850
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	7,400	4,100,636
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,163,750
Series C, 5.00%, 11/15/38	1,385	1,547,128
Sub-Series A, 5.00%, 11/15/28	2,500	2,916,325
Sub-Series A, 5.00%, 11/15/29	875	1,016,776

		156,383,167
Utilities — 10.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	3,500	3,699,675
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,724,805
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,147,160
Fiscal 2011, Series GG, 5.00%, 6/15/43	2,070	2,318,566
Series DD, 5.00%, 6/15/32	5,750	6,378,015
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
Long Island Power Authority, RB, General, Series A (AGM), 5.00%, 5/01/36	2,375	2,660,855
Long Island Power Authority, Refunding RB, Electric Systems:
Series A (AGC), 5.75%, 4/01/39	1,000	1,158,770
General, Series A, 5.00%, 9/01/44	1,285	1,438,686
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,763,460
General, Series B (AGM), 5.00%, 12/01/35	3,500	3,678,955
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water, 2nd General Resolution, Series B, 5.00%, 6/15/36	3,200	3,645,728
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,940,477
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	15,490	17,999,845

		50,554,997
Total Municipal Bonds in New York		638,547,624

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,296,448

Puerto Rico — 0.8%
Housing — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,300	3,523,245

U.S. Virgin Islands — 1.7%
State — 1.7%
Virgin Islands Public Finance Authority, Refunding RB, Virgin Islands Gross Receipts, Series C:
5.00%, 10/01/39	6,260	6,801,302
4.50%, 10/01/44	1,000	1,006,940
Total Municipal Bonds in U.S. Virgin Islands		7,808,242
Total Municipal Bonds — 138.9%		651,175,559

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 22.7%
County/City/Special District/School District — 5.6%
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (f)	10,000	11,690,600
Sub-Series I-1, 5.00%, 3/01/36	2,500	2,883,700
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,879,333
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	6,000	6,977,202
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,983,987

		26,414,822

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	31

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Education — 4.8%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	$1,981	$2,285,492
State of New York Dormitory Authority, New York University, Series A, LRB, State University Dormitory Facilities:
5.25%, 7/01/29	5,000	5,679,550
5.00%, 7/01/35	4,448	5,056,359
State of New York Dormitory Authority, RB:
5.00%, 7/01/38	5,498	6,123,067
(AMBAC), 5.00%, 7/01/37	2,999	3,269,306

		22,413,774
State — 5.1%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	7,380	8,887,512
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	5,000	5,828,950
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	2,500	2,810,600
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	5,458	6,124,708

		23,651,770
Transportation — 3.9%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/25	8,005	9,117,743
State of New York Thruway Authority, Refunding RB, General, Series H (AGM), 5.00%, 1/01/37	8,500	9,320,250

		18,437,993

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Utilities — 3.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	$4,004	$4,604,583
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	7,151	8,163,009
Series FF-2, 5.50%, 6/15/40	2,400	2,774,911

		15,542,503
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.7%		106,460,862
Total Long-Term Investments (Cost — $702,144,664) — 161.6%		757,636,421

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	1,973,478	1,973,478
Total Short-Term Securities (Cost — $1,973,478) — 0.4%		1,973,478
Total Investments (Cost — $704,118,142) — 162.0%		759,609,899
Other Assets Less Liabilities — 1.3%		6,335,703
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.4%)		(53,317,159)
VRDP Shares, at Liquidation Value — (51.9%)		(243,600,000)

Net Assets Applicable to Common Shares — 100.0%		$469,028,443

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
J.P. Morgan Securities LLC	$149,138	$(837)

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Represent bonds transferred to a TOB Trust. In exchange for which the Trust received cash and residual certificates. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019, is $8,472,764.

(g)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BIF New York Municipal Money Fund	8,416,390	(6,442,912)	1,973,478	—

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(543)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$69,393,703	$(299,769)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$757,636,421	—	$757,636,421
Short-Term Securities	$1,973,478	—	—	1,973,478

Total	$1,973,478	$757,636,421	—	$759,609,899

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(299,769)	—	—	$(299,769)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$738,000	—	—	$738,000
Liabilities:
TOB Trust Certificates	—	$(53,308,436)	—	(53,308,436)
VRDP Shares	—	(243,600,000)	—	(243,600,000)

Total	$738,000	$(296,908,436)	—	$(296,170,436)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	33

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 134.8%
Corporate — 9.5%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$560	$27,910
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	750	827,633
New Jersey EDA, RB, Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,550	1,751,283
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	500	577,790
Series B, 5.60%, 11/01/34	395	449,174

		3,633,790
County/City/Special District/School District — 18.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	370	400,614
City of Margate New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/27	230	257,763
5.00%, 1/15/28	110	122,462
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	519,288
5.50%, 10/01/29	790	1,031,874
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	903,848
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	280	316,490
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	685	772,721
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,818,935

		7,143,995
Education — 27.2%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	100	103,307
The Team Academy Charter School Project, 6.00%, 10/01/33	455	522,040
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 8/01/34 (c)	215	221,570
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	635	700,678
Montclair State University, Series J, 5.25%, 7/01/38	180	199,912
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	1,010	1,117,727
Georgian Court University, Series D, 5.00%, 7/01/33	150	160,360
Kean University, Series A, 5.50%, 9/01/36	700	803,656
Montclaire State University, Series A, 5.00%, 7/01/44	1,600	1,842,128
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	237,791
Ramapo College, Series B, 5.00%, 7/01/42	85	93,828
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB (concluded):
Seton Hall University, Series D, 5.00%, 7/01/38	$105	$117,153
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	450	569,304
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	915	1,045,470
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	640	712,141
Series 1A, 5.00%, 12/01/25	130	137,410
Series 1A, 5.00%, 12/01/26	100	105,504
Series 1A, 5.25%, 12/01/32	300	326,805
Student Loan, Series 1A, 5.13%, 12/01/27	245	259,112
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	985	1,113,917

		10,389,813
Health — 10.8%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Health System, 5.00%, 2/15/34	100	111,051
New Jersey EDA, Refunding RB:
Lions Gate Project, 5.25%, 1/01/44	135	141,259
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	470	484,673
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	240	258,247
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	230	269,013
Virtua Health, Series A (AGC), 5.50%, 7/01/38	400	450,680
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	610	734,117
Meridian Health System Obligated Group, 5.00%, 7/01/26	305	346,980
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	500	522,055
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	180	209,250
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	505	581,043

		4,108,368
Housing — 3.1%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	370	388,962
S/F Housing, Series AA, 6.38%, 10/01/28	355	369,062
S/F Housing, Series AA, 6.50%, 10/01/38	110	114,294
S/F Housing, Series CC, 5.00%, 10/01/34	300	315,846

		1,188,164
State — 29.7%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/27 (e)	4,000	2,775,560
New Jersey EDA, RB:
5.00%, 9/01/36	50	52,622
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	500	609,855
School Facilities Construction (AGC), 5.50%, 12/15/18 (d)	645	752,038

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction (AGC), 5.50%, 12/15/34	$355	$405,211
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	500	549,155
School Facilities Construction, Series UU, 5.00%, 6/15/40	175	189,600
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/28	255	281,040
Cigarette Tax, 5.00%, 6/15/29	500	549,610
Cigarette Tax (AGM), 5.00%, 6/15/22	750	879,600
School Facilities Construction, Series AA, 5.50%, 12/15/29	500	553,030
School Facilities Construction, Series GG, 5.25%, 9/01/27	1,345	1,499,608
School Facilities Construction, Series NN, 5.00%, 3/01/29	875	953,234
School Facilities Construction, Series RR, 5.00%, 6/15/33	500	546,200
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	500	542,845
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	200	224,494

		11,363,702
Transportation — 34.9%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	278,998
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,060	1,176,791
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	800	893,552
Series A, 5.00%, 1/01/43	500	554,670
Series E, 5.25%, 1/01/40	370	412,676
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	1,250	555,375
Transportation Program, Series AA, 5.25%, 6/15/33	955	1,071,510
Transportation Program, Series AA, 5.00%, 6/15/38	1,265	1,360,330
Transportation Program, Series AA, 5.50%, 6/15/39	425	481,818
Transportation System, 6.00%, 12/15/38	325	378,628
Transportation System, Series A, 6.00%, 6/15/35	1,275	1,544,178
Transportation System, Series A, 5.88%, 12/15/38	555	641,358
Transportation System, Series A, 5.50%, 6/15/41	830	936,580
Transportation System, Series A (AGC), 5.63%, 12/15/28	200	232,122
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	450	529,767
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	525	593,114
166th Series, 5.25%, 7/15/36	500	570,665
172nd Series, AMT, 5.00%, 10/01/34	1,000	1,104,050

		13,316,182
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Utilities — 0.9%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	$650	$326,762
Total Municipal Bonds — 134.8%		51,470,776

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 21.8%
County/City/Special District/School District — 5.1%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	1,780	1,963,749
Education — 2.9%
Rutgers-The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,116,228
State — 3.1%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	329	391,432
6.00%, 12/15/34	671	777,838

		1,169,270
Transportation — 10.7%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	600	658,662
Series B, 5.25%, 6/15/36 (g)	1,000	1,091,851
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,500	1,633,035
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	630	694,467

		4,078,015
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.8%		8,327,262
Total Long-Term Investments (Cost — $54,378,758) — 156.6%		59,798,038

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	962,880	962,880
Total Short-Term Securities (Cost — $962,880) — 2.5%		962,880
Total Investments (Cost — $55,341,638) — 159.1%		60,760,918
Other Assets Less Liabilities — 1.7%		656,437
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.8%)		(4,520,488)
VRDP Shares, at Liquidation Value — (49.0%)		(18,700,000)

Net Assets Applicable to Common Shares — 100.0%		$38,196,867

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	35

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust. In exchange for which the Trust received cash and residual certificates. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires June 15, 2019, is $776,985.

(h)	Represents the current yield as of report date.

(i)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BIF New Jersey Municipal Money Fund	59,409	903,471	962,880	—

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(46)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$5,878,656	$(25,395)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$59,798,038	—	$59,798,038
Short-Term Securities	$962,880	—	—	962,880

Total	$962,880	$59,798,038	—	$60,760,918

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(25,395)	—	—	$(25,395)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$94,000	—	—	$94,000
Liabilities:
TOB Trust Certificates	—	$(4,519,518)	—	(4,519,518)
VRDP Shares	—	(18,700,000)	—	(18,700,000)

Total	$94,000	$(23,219,518)	—	$(23,125,518)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	37

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 139.0%
Corporate — 11.5%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	$750	$817,035
7.75%, 8/01/31	1,000	1,086,720
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	690	760,484
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	750	858,757
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	113,819
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	500	502,270
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	150	178,955
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	375	390,030
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	480	487,646

		5,195,716
County/City/Special District/School District — 38.7%
City of New York New York, GO, Refunding, Fiscal 2014:
Series E, 5.50%, 8/01/25	455	565,997
Series J, 5.00%, 8/01/32	1,620	1,888,661
City of New York New York, GO:
Series A-1, Fiscal 2009, 4.75%, 8/15/25	500	557,165
Series D, 5.38%, 6/01/32	15	15,064
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	245	282,823
Sub-Series G-1, 6.25%, 12/15/31	250	298,150
Sub-Series G-1; Fiscal 2012, 5.00%, 4/01/29	250	289,515
Sub-Series I-1, 5.38%, 4/01/36	450	517,302
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
4.75%, 11/15/45	500	504,040
5.00%, 11/15/44	250	257,468
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	735	849,204
5.00%, 7/01/33	250	281,740
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/41 (c)	4,155	1,440,912
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	500	166,045
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (c)	2,000	635,920
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	950	275,918
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	116,028
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	515,610
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	175	179,662
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	$200	$231,180
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	650	692,159
(AGM), 5.00%, 2/15/47	750	799,852
(NPFGC), 4.50%, 2/15/47	790	833,624
(NPFGC), 5.00%, 2/15/47	465	495,160
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,350	1,538,298
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	285	326,983
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	120	134,092
4 World Trade Center Project, 5.00%, 11/15/31	750	843,615
4 World Trade Center Project, 5.75%, 11/15/51	340	397,875
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	320	344,410
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	550	611,666
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	520	566,316

		17,452,454
Education — 35.3%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	250	264,800
4.63%, 10/01/40	140	149,328
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	200	205,094
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,457
Packer Collegiate Institute Project, 5.00%, 6/01/40 (d)	310	349,212
Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (b)	100	106,723
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	279,285
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	110	127,322
Carnegie Hall, 4.75%, 12/01/39	400	432,996
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	610	674,404
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	250	286,357
County of Cattaraugus New York, St. Bonaventure University Project, 5.00%, 5/01/39	60	64,187
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A:
5.00%, 7/01/31	500	563,825
5.00%, 7/01/41	500	553,705
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	120	136,362

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	$200	$212,456
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	100	113,306
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	160	184,139
Hempstead Town Local Development Corp., Refunding RB, Adelphini University Project, 5.00%, 10/01/34	105	119,946
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	300	349,737
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	348,153
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	245	316,557
New York University, Series B, 5.00%, 7/01/42	1,250	1,407,500
Series C, 5.00%, 12/15/16 (e)	95	102,778
Series C, 5.00%, 12/15/31	155	167,563
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	150	167,685
Teachers College, Series B, 5.00%, 7/01/42	1,800	2,004,264
Touro College & University System, Series A, 5.25%, 1/01/34	250	281,208
Touro College & University System, Series A, 5.50%, 1/01/39	500	563,790
University of Rochester, Series A, 5.13%, 7/01/39	215	244,597
University of Rochester, Series A, 5.75%, 7/01/39	175	202,846
State of New York Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	125	141,816
Cornell University, Series A, 5.00%, 7/01/40	150	172,700
Fordham University, 5.00%, 7/01/44	340	385,261
New York University, Series A, 5.00%, 7/01/37	445	505,769
New York University, Series A, 5.00%, 7/01/42	1,750	1,970,500
Skidmore College, Series A, 5.00%, 7/01/28	250	287,390
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	350	416,269
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	350	414,547
Teachers College, 5.50%, 3/01/39	350	393,088

		15,953,922
Health — 18.1%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 7/01/30	350	409,811
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	150	150,134
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	370	405,046
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	323,870
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	200	216,416
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	80	90,307
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	$260	$268,221
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,150	1,267,104
Series B, 6.00%, 11/01/30	200	232,024
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	543,885
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 8/15/18 (e)	5	5,705
Mental Health Services (AGM), 5.00%, 2/15/22	330	372,191
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	185	212,480
New York University Hospitals Center, Series A, 5.75%, 7/01/31	220	257,717
New York University Hospitals Center, Series B, 5.63%, 7/01/17 (e)	260	290,693
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	450	506,457
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/37	500	568,535
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	311,370
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	315	358,552
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,108,410
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	250	282,963

		8,181,891
Housing — 3.1%
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	506,315
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	500	508,505
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	360	362,128

		1,376,948
State — 7.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2015, Series S-1, 5.00%, 7/15/43	500	572,530
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	250	273,183
State of New York, GO, Series A, 5.00%, 2/15/39	250	283,172
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 3/15/41	500	562,120
State Supported Debt, Series A, 5.00%, 3/15/44	90	104,250
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	80	92,231
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,144,790
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	250	292,927

		3,325,203

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	39

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Tobacco — 1.0%
Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	$75	$74,461
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	200	203,564
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	170	191,258

		469,283
Transportation — 17.3%
Metropolitan Transportation Authority, RB:
Dedicated Tax Fund, Series A, 5.63%, 11/15/39	250	285,350
Series C, 6.50%, 11/15/28	700	838,138
Series D, 5.25%, 11/15/41	1,000	1,153,460
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	250	296,435
Series D, 5.25%, 11/15/31	250	295,375
Series D, 5.25%, 11/15/32	170	199,709
Series F, 5.00%, 11/15/30	500	577,720
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	588,630
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	172,332
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	509,215
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	150	155,918
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	270	304,663
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/42	140	155,646
General, Series I (AGM), 5.00%, 1/01/37	1,000	1,124,860
General, Series K, 5.00%, 1/01/32	500	577,295
Series J, 5.00%, 1/01/41	250	281,543
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (c):
General, Series B, 0.00%, 11/15/32	400	221,656
Sub-Series A, 0.00%, 11/15/32	170	89,440

		7,827,385
Utilities — 6.6%
Long Island Power Authority, RB, General:
Electric Systems, Series C (CIFG), 5.25%, 9/01/29	500	614,310
Series A (AGM), 5.00%, 5/01/36	225	252,081
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	100	112,830
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	683,832
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	1,115	1,295,663

		2,958,716
Total Municipal Bonds in New York		62,741,518

Puerto Rico — 0.6%
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	250	266,913
Total Municipal Bonds — 139.6%		63,008,431
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York — 19.6%
County/City/Special District/School District — 7.2%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	$250	$288,370
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	939,667
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	700	814,007
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	1,050	1,200,454

		3,242,498
State — 1.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	563,637
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	307,089

		870,726
Transportation — 3.2%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	630	727,052
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	600	695,340

		1,422,392
Utilities — 7.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	405	465,632
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,130,075
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,692,621

		3,288,328
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.6%		8,823,944
Total Long-Term Investments (Cost — $65,049,978) — 159.2%		71,832,375

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (h)(i)	94,921	94,921
Total Short-Term Securities (Cost — $94,921) — 0.2%		94,921
Total Investments (Cost — $65,144,899) — 159.4%		71,927,296
Other Assets Less Liabilities — 0.8%		381,118
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.2%)		(5,071,487)
VRDP Shares, at Liquidation Value — (49.0%)		(22,100,000)

Net Assets Applicable to Common Shares — 100.0%		$45,136,927

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$349,212	$2,040

(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represent bonds transferred to a TOB Trust. In exchange for which the Trust received cash and residual certificates. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $370,682.

(h)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BIF New York Municipal Money Fund	426,743	(331,822)	94,921	—

(i)	Represents the current yield as of report date.

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(70)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$8,945,781	$(38,644)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$71,832,375	—	$71,832,375
Short-Term Securities	$94,921	—	—	94,921

Total	$94,921	$71,832,375	—	$71,927,296

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(38,644)	—	—	$(38,644)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	41

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$95,000	—	—	$95,000
Liabilities:
TOB Trust Certificates	—	$(5,070,215)	—	(5,070,215)
VRDP Shares	—	(22,100,000)	—	(22,100,000)

Total	$95,000	$(27,170,215)	—	$(27,075,215)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 121.2%
Corporate — 0.9%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$165	$181,855
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	600	715,818

		897,673
County/City/Special District/School District — 20.2%
City of New York New York, GO, Refunding, Series E:
5.50%, 8/01/25	830	1,032,478
5.00%, 8/01/30	1,000	1,150,050
City of New York New York, GO:
Series A-1, 5.00%, 8/01/31	440	507,927
Series A-1, 5.00%, 8/01/35	200	226,526
Sub-Series A-1, 5.00%, 10/01/34	330	380,325
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/44	2,710	2,790,948
4.75%, 11/15/45	500	504,040
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	915	1,057,173
5.00%, 7/01/33	400	450,784
City of New York New York Industrial Development Agency, RB, PILOT (AGC):
CAB, Yankee Stadium Project, Series A, 0.00%, 3/01/39 (a)	1,000	386,910
Queens Baseball Stadium, 6.38%, 1/01/39	150	174,042
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	425	491,258
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	200	233,736
(AGM), 5.75%, 5/01/25	1,000	1,105,390
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	1,000	1,162,960
5.00%, 2/15/47	500	532,430
(AGC), 5.00%, 2/15/47	1,250	1,333,087
(AGM), 5.00%, 2/15/47	750	799,853
(NPFGC), 4.50%, 2/15/47	1,000	1,055,220
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,124,820
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,389,112
4 World Trade Center Project, 5.75%, 11/15/51	670	784,047
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,100	1,183,908

		19,857,024
Education — 30.7%
Albany Capital Resource Corp., Refunding RB:
5.00%, 12/01/33	175	197,309
Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	130	131,674
Build NYC Resource Corp., Refunding RB:
5.00%, 6/01/40 (b)	690	777,278
City University New York Queens, Series A, 5.00%, 6/01/38	250	286,458
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of National History, Series A, 5.00%, 7/01/37	440	509,287
Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of New York New York Trust for Cultural Resources, Refunding RB (concluded):
American Museum of National History, Series A, 5.00%, 7/01/41	$500	$576,100
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	700	784,693
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	410	463,484
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,645	1,818,679
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	1,600	1,758,592
County of Madison New York Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	1,000	1,015,850
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	500	563,825
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	400	454,540
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	180	192,530
5.00%, 7/01/42	115	121,800
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	566,870
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	283,265
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	1,000	1,154,620
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,122,870
5.00%, 7/01/44	500	561,010
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	699,474
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	348,153
Fordham University, Series A, 5.00%, 7/01/28	500	574,780
New School (AGM), 5.50%, 7/01/43	350	405,825
New York University, Series B, 5.00%, 7/01/37	500	568,280
New York University, Series C, 5.00%, 7/01/38	1,000	1,115,650
Rochester Institute of Technology, 5.00%, 7/01/40	550	629,629
Series C, 5.00%, 12/15/16 (c)	555	600,438
Series C, 5.00%, 12/15/31	945	1,021,592
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	684,588
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,000	1,128,420
Teachers College, Series B, 5.00%, 7/01/42	500	556,740
State of New York Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	250	287,833
Fordham University, 4.13%, 7/01/39	330	345,088
Fordham University, 5.00%, 7/01/44	640	725,197
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/35	2,000	2,148,640
New York University, Series A, 5.00%, 7/01/37	745	846,737
Rochester Institute of Technology, 4.00%, 7/01/32	395	412,103
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,500	1,784,010

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	43

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	$600	$710,652
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	450	504,189
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	310	353,853
Adelphi University Project, 5.00%, 10/01/34	310	354,125

		30,146,730
Health — 16.5%
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	583,530
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	850	930,512
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	725	853,840
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	169,326
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,000	1,101,830
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	1,250	1,361,125
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,705
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,705
Mental Health Services (AGM), 5.00%, 2/15/22	985	1,110,932
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (c)	5	5,705
New York University Hospitals Center, Series A, 6.00%, 7/01/40	250	292,147
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	350	393,911
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	523,600
St. Joachim & Anne Residence, 5.25%, 7/01/27	3,000	3,000,990
State of New York Dormitory Authority, Refunding RB, Series A:
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (c)	1,500	1,533,030
New York University Hospitals Center, 5.00%, 7/01/17 (c)	500	550,890
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	750	831,307
North Shore-Long Island Jewish Obligated Group, 5.25%, 5/01/34	1,840	2,061,886
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/41	750	823,777

		16,139,748
Housing — 2.9%
City of New York New York Housing Development Corp., RB, M/F Housing:
Class F, 4.50%, 2/15/48	500	506,315
Series B1, 5.25%, 7/01/30	750	871,320
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	1,425	1,433,422

		2,811,057
Municipal Bonds	Par (000)	Value
New York (continued)
State — 14.5%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	$1,000	$1,155,540
Fiscal 2015, Series S-1, 5.00%, 7/15/43	500	572,530
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	850	909,721
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	540	618,548
Sub-Series B-1, 5.00%, 11/15/31	750	866,760
Sales Tax Asset Receivable Corp., Refunding RB, Series A:
Fiscal 2015, 4.00%, 10/15/32	2,000	2,185,460
5.00%, 10/15/31	750	903,202
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,134,380
General Purpose, Series B, 5.00%, 3/15/42	1,500	1,687,305
State Supported Debt, Series A, 5.00%, 3/15/44	545	631,290
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	1,000	1,113,930
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	368,925
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	250	286,198
State of New York Urban Development Corp., RB, State Personal Income Tax:
Series A, 3.50%, 3/15/28	1,200	1,251,864
Series C, 5.00%, 3/15/30	500	585,855

		14,271,508
Tobacco — 0.3%
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 5/15/40	290	326,265
Transportation — 23.9%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	575	673,290
Series A-1, 5.25%, 11/15/34	270	314,928
Series C, 6.50%, 11/15/28	750	898,005
Series D, 5.25%, 11/15/41	2,000	2,306,920
Series E, 5.00%, 11/15/38	650	737,821
Series H, 5.00%, 11/15/25	1,500	1,785,855
Series H, 5.00%, 11/15/30	500	577,720
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/31	750	886,125
Port Authority of New York & New Jersey, ARB, Consolidated, 183rd Series, 4.00%, 6/15/44	2,500	2,582,325
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38	245	281,476
State of New York Thruway Authority, Refunding RB, General:
Series G (AGM), 5.00%, 1/01/37	2,000	2,249,720
Series H (AGM) (NPFGC), 5.00%, 1/01/37	4,000	4,386,000
Series I, 5.00%, 1/01/42	425	472,498
Series K, 5.00%, 1/01/32	500	577,295
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, General, Series B, 0.00%, 11/15/32 (a)	1,250	692,675
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,166,030
Series C, 5.00%, 11/15/38	1,000	1,117,060
Sub-Series A, 5.00%, 11/15/29	1,485	1,725,615

		23,431,358

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 11.3%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	$1,000	$1,149,680
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series DD, 5.00%, 6/15/32	1,100	1,220,142
Long Island Power Authority, RB:
General, Electric Systems, Series C (CIFG), 5.25%, 9/01/29	1,000	1,228,620
Series A (AGM), 5.00%, 5/01/36	500	560,180
Long Island Power Authority, Refunding RB, Series A:
Electric Systems (AGC), 5.75%, 4/01/39	1,690	1,958,321
General (AGC), 6.00%, 5/01/33	2,000	2,351,280
5.00%, 9/01/44	310	347,076
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,139,720
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	1,000	1,162,030

		11,117,049
Total Municipal Bonds in New York		118,998,412

Puerto Rico — 1.8%
Housing — 1.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,650	1,761,623

U.S. Virgin Islands — 1.0%
State — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	890	966,958
Total Municipal Bonds — 124.0%		121,726,993

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 34.6%
County/City/Special District/School District — 12.0%
City of New York New York, GO:
Fiscal 2015, Series B, 4.00%, 8/01/32	1,790	1,904,220
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	1,000	1,169,060
Sub-Series G-1, 5.00%, 4/01/29	1,000	1,158,060
Sub-Series I-1, 5.00%, 3/01/36	250	288,370
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,819,000
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,800	2,093,160
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,085	2,383,760

		11,815,630
Education — 5.1%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/35	1,999	2,272,521
State of New York Dormitory Authority, RB, New York University, Series A (AMBAC), 5.00%, 7/01/37	2,499	2,724,421

		4,996,942
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
State — 2.1%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	$990	$1,192,227
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	750	843,180

		2,035,407
Transportation — 5.0%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,495	4,033,405
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	800	927,120

		4,960,525
Utilities — 10.4%
City of New York New York Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	495	569,106
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,249	2,566,984
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,268,112
Series FF-2, 5.50%, 6/15/40	405	468,266
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	3,719	4,321,443

		10,193,911
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.6%		34,002,415
Total Long-Term Investments (Cost — $143,385,387) — 158.6%		155,729,408

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (f)(g)	469,550	469,550
Total Short-Term Securities (Cost — $469,550) — 0.5%		469,550
Total Investments (Cost — $143,854,937) — 159.1%		156,198,958
Other Assets Less Liabilities — 0.6%		573,659
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.4%)		(18,094,205)
VRDP Shares, at Liquidation Value — (41.3%)		(40,500,000)

Net Assets Applicable to Common Shares — 100.0%		$98,178,412

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$777,278	$4,540

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB Trust. In exchange for which the Trust received cash and residual certificates. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019, is $1,482,732.

(f)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BIF New York Municipal Money Fund	2,433,429	(1,963,879)	469,550	—

(g)	Represents the current yield as of report date.

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(137)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$17,508,172	$(75,632)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE)

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$155,729,408	—	$155,729,408
Short-Term Securities	$469,550	—	—	469,550

Total	$469,550	$155,729,408	—	$156,198,958

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(75,632)	—	—	$(75,632)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$186,000	—	—	$186,000
Liabilities:
TOB Trust Certificates	—	$(18,091,015)	—	(18,091,015)
VRDP Shares	—	(40,500,000)	—	(40,500,000)

Total	$186,000	$(58,591,015)	—	$(58,405,015)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	47

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 141.7%
Corporate — 12.1%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	$1,600	$1,743,008
7.75%, 8/01/31	1,500	1,630,080
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	330	363,710
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	500	572,505
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	227,638
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	2,500	2,511,350
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,000	1,193,030
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	625	650,050
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	680	690,832

		9,582,203
County/City/Special District/School District — 35.6%
City of New York New York, GO, Refunding, Series E:
5.50%, 8/01/25	1,280	1,592,256
5.00%, 8/01/30	500	575,025
City of New York New York, GO:
Series A-1, 5.00%, 8/01/31	690	796,522
Series A-1, Fiscal 2009, 4.75%, 8/15/25	500	557,165
Sub-Series G-1, 6.25%, 12/15/31	250	298,150
Sub-Series I-1, 5.38%, 4/01/36	450	517,302
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	2,250	2,317,702
5.00%, 11/15/44	250	257,468
4.75%, 11/15/45	640	645,171
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	915	1,057,173
5.00%, 7/01/33	400	450,784
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/35 (c)	500	231,160
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	1,750	581,158
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	500	145,220
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	116,028
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	515,610
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	400	416,572
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	350	391,174
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
5.00%, 11/01/27	$5	$5,020
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	939,667
Sub-Series B-1, 5.00%, 11/01/36	340	392,122
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	537,215
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	280	314,210
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	1,550	1,802,588
5.00%, 2/15/47	2,850	3,034,851
(AGM), 5.00%, 2/15/47	850	906,500
(NPFGC), 4.50%, 2/15/47	1,110	1,171,294
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,400	1,595,272
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	573,655
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	200	223,486
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,124,820
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,389,112
4 World Trade Center Project, 5.75%, 11/15/51	670	784,047
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,100	1,223,332
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	751,458

		28,230,289
Education — 26.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	500	529,600
4.63%, 10/01/40	275	293,323
Build NYC Resource Corp., RB, Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	400	410,188
Build NYC Resource Corp., Refunding RB:
City University New York Queens, Series A, 5.00%, 6/01/38	250	286,457
Packer Collegiate Institute, 4.00%, 6/01/45 (d)	500	497,125
Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (b)	140	149,412
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	558,570
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	440	509,287
Carnegie Hall, 4.75%, 12/01/39	700	757,743
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,295	1,431,726
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	500	572,715
County of Cattaraugus New York, St. Bonaventure University Project, 5.00%, 5/01/39	125	133,724

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	$265	$291,267
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,000	1,127,650
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	272,724
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	350	371,798
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	150	179,015
5.38%, 9/01/41	650	734,331
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	509,877
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	400	460,348
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	300	349,737
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	580,255
Fordham University, Series A, 5.50%, 7/01/36	150	177,536
Series C, 5.00%, 12/15/16 (e)	185	200,146
Series C, 5.00%, 12/15/31	315	340,531
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	250	279,475
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	670	756,041
Touro College & University System, Series A, 5.25%, 1/01/34	1,200	1,349,796
University of Rochester, Series A, 5.13%, 7/01/39	250	284,415
State of New York Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	250	283,632
Fordham University, 5.00%, 7/01/44	640	725,197
New York University, Series A, 5.00%, 7/01/37	600	681,936
Rochester Institute of Technology, 5.00%, 7/01/38	690	770,212
Skidmore College, Series A, 5.25%, 7/01/29	200	234,256
Skidmore College, Series A, 5.25%, 7/01/31	300	347,802
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,220	1,450,995
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	700	829,094
Teachers College, 5.50%, 3/01/39	650	730,021
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	210	239,707

		20,687,664
Health — 18.6%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	345,081
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	250	250,223
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	180	199,233
5.00%, 12/01/37	250	273,680
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	$250	$252,490
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,425	1,678,237
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	350	378,728
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	169,326
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	450	464,229
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,000	1,101,830
Series B, 6.00%, 11/01/30	150	174,018
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	543,885
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	500	564,640
New York Hospital Medical Center-Queens (FHA), 4.75%, 2/15/37	305	323,587
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	250	294,485
New York University Hospitals Center, Series A, 5.75%, 7/01/31	425	497,862
New York University Hospitals Center, Series B, 5.63%, 7/01/17 (e)	530	592,566
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	750	844,095
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	130	139,580
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	500	569,130
New York University Hospitals Center, Series A, 4.90%, 8/15/15 (e)	1,500	1,533,030
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (e)	1,000	1,101,780
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,108,410
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	823,777
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	500	565,925

		14,789,827
Housing — 4.2%
City of New York New York Housing Development Corp., RB, M/F Housing:
Class F, 4.50%, 2/15/48	500	506,315
Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,460,342
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,000	1,017,010
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	360	362,128

		3,345,795

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
State — 10.7%
City of New York New York Transitional Finance Authority, BARB, Series S-1:
Fiscal 2013, 4.00%, 7/15/42	$1,000	$1,041,510
Fiscal 2015, 5.00%, 7/15/43	500	572,530
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	866,760
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	850	928,820
State of New York, GO, Series A, 5.00%, 2/15/39	500	566,345
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,070	1,213,787
General Purpose, Series B, 5.00%, 3/15/42	1,000	1,124,870
General Purpose, Series C, 5.00%, 3/15/34	1,000	1,143,980
State Supported Debt, Series A, 5.00%, 3/15/44	250	289,583
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	160	184,462
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	500	585,855

		8,518,502
Tobacco — 1.2%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	250	248,203
New York Counties Tobacco Trust IV, Refunding RB, Settlement Pass Through Turbo, Series A, 6.25%, 6/01/41 (b)	400	407,128
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 5/15/40	230	258,761

		914,092
Transportation — 20.7%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/34	270	314,928
Series C, 6.50%, 11/15/28	750	898,005
Series E, 5.00%, 11/15/38	1,000	1,135,110
Series H, 5.00%, 11/15/25	500	595,285
Metropolitan Transportation Authority, Refunding RB, Series F:
5.00%, 11/15/30	1,500	1,733,160
(AGM), 4.00%, 11/15/30	350	370,472
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	577,025
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,177,260
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
146th Series (AGM), 4.50%, 12/01/34	750	763,822
147th Series, 4.75%, 4/15/37	500	519,725
177th Series, 4.00%, 1/15/43	1,500	1,515,120
178th Series, 5.00%, 12/01/43	430	476,913
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/42	1,030	1,145,113
General, Series I (AGM), 5.00%, 1/01/37	1,735	1,951,632
REF, 5.00%, 1/01/32	1,150	1,327,778
Series J, 5.00%, 1/01/41	1,000	1,126,170
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (c):
General, Series B, 0.00%, 11/15/32	1,000	554,140
Sub-Series A, 0.00%, 11/15/32	505	265,691

		16,447,349
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 12.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	$500	$528,525
Long Island Power Authority, RB:
CAB, Electric System, Series A (AGM), 0.00%, 6/01/28 (c)	3,515	2,355,929
General, Electric Systems, Series C (CIFG), 5.25%, 9/01/29	1,000	1,228,620
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	500	564,150
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds New York City Municipal Water, 2nd General Resolution, Series B, 5.00%, 6/15/36	350	398,751
State Clean Water and Drinking Water Revolving New York City Municipal Water Finance Authority Projects, Series A, 5.00%, 6/15/37	1,500	1,676,670
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	2,690	3,125,861

		9,878,506
Total Municipal Bonds in New York		112,394,227

Multi-State — 5.5%
Housing — 5.5%
Centerline Equity Issuer Trust (b)(f):
Series A-4-1, 5.75%, 5/15/15	500	504,195
Series A-4-2, 6.00%, 5/15/19	1,000	1,146,490
Series B-3-1, 6.00%, 5/15/15	1,500	1,512,645
Series B-3-2, 6.30%, 5/15/19	1,000	1,157,110
Total Municipal Bonds in Multi-State		4,320,440

Puerto Rico — 1.3%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,000	1,067,650
Total Municipal Bonds — 148.5%		117,782,317

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
New York — 13.4%
County/City/Special District/School District — 0.7%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	500	576,740
Education — 0.8%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	510	588,687
State — 3.7%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,465,457
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	307,089
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,124,240

		2,896,786

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (concluded)
Transportation — 4.3%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	$1,995	$2,302,330
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,128,510

		3,430,840
Utilities — 3.9%
City of New York New York Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	240	275,930
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	1,500	1,712,235
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,134,056

		3,122,221
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.4%		10,615,274
Total Long-Term Investments (Cost — $116,805,768) — 161.9%		128,397,591
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00%, (h)(i)	498,132	$498,132
Total Short-Term Securities (Cost — $498,132) — 0.6%		498,132
Total Investments (Cost — $117,303,900) — 162.5%		128,895,723
Other Assets Less Liabilities — 0.9%		727,064
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.4%)		(5,896,077)
VRDP Shares, at Liquidation Value — (56.0%)		(44,400,000)

Net Assets Applicable to Common Shares — 100.0%		$79,326,710

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$497,125	$4,905

(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Represent bonds transferred to a TOB Trust. In exchange for which the Trust received cash and residual certificates. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(h)	Represents the current yield as of report date.

(i)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BIF New York Municipal Money Fund	863,476	(365,344)	498,132	—

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(112)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$14,313,250	$(61,831)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	51

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$128,397,591	—	$128,397,591
Short-Term Securities	$498,132	—	—	498,132

Total	$498,132	$128,397,591	—	$128,895,723

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(61,831)	—	—	$(61,831)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$152,000	—	—	$152,000
Liabilities:
TOB Trust Certificates	—	$(5,895,307)	—	(5,895,307)
VRDP Shares	—	(44,400,000)	—	(44,400,000)

Total	$152,000	$(50,295,307)	—	$(50,143,307)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 123.3%
Corporate — 7.1%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$535,464
County of Isle of Wight Virginia IDA, RB, International Paper, Series A, AMT, 5.70%, 11/01/27	1,300	1,301,456

		1,836,920
County/City/Special District/School District — 24.6%
City of Norfolk Virginia, GO, Refunding, Capital Improvement, Series A, 5.00%, 8/01/38	500	573,970
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	500	572,825
City of Suffolk Virginia, GO, Refunding, 5.00%, 6/01/42	1,000	1,122,070
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 4/01/37	1,000	1,117,490
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,628,490
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	501,805
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 3/01/36	250	289,005
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	100	105,118
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	360	433,789

		6,344,562
Education — 17.4%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/39	355	403,202
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	1,137,270
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	613,835
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,260,100
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	581,425
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	493,960

		4,489,792
Health — 28.9%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (b)	1,000	1,214,350
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.00%, 10/01/27	1,000	1,054,920
Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	508,120
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 5/15/44	1,000	1,149,530
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 7/01/42	500	515,145
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 6/01/26	145	148,406
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.40%, 12/01/33	250	245,755
Roanoke EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	894,613
Carilion Health System (AGM), 5.00%, 7/01/20 (a)	5	5,951
Carilion Health System, Series B (AGM), 5.00%, 7/01/38	495	550,509
Winchester EDA, Refunding RB, Valley Health System Obligation, Series A, 5.00%, 1/01/44	400	447,220
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Health (concluded)
Winchester Virginia IDA, RB, Valley Health System Obligation, Series 0 E, 5.63%, 1/01/44	$650	$724,497

		7,459,016
Housing — 10.8%
Virginia HDA, RB:
M/F Housing, Rental Housing, Series A, 5.25%, 5/01/41	750	800,295
M/F Rental Housing, Series B, 5.63%, 6/01/39	1,000	1,076,410
M/F Rental Housing, Series F, 5.25%, 10/01/38	250	276,148
Remarketing, S/F Housing, Sub-Series C-3, 3.25%, 4/01/31	650	630,903

		2,783,756
State — 8.2%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	1,000	1,117,570
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B:
5.25%, 8/01/18 (a)	500	573,615
4.00%, 8/01/36	405	422,006

		2,113,191
Transportation — 25.1%
Richmond Metropolitan Authority, Refunding RB (NPFGC), 5.25%, 7/15/22	500	567,385
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	1,260	1,458,387
Virginia Port Authority, RB, 5.00%, 7/01/36	500	575,115
Virginia Port Authority, Refunding RB, 5.00%, 7/01/40	500	562,220
Virginia Resources Authority, RB, Series B:
5.00%, 11/01/18 (a)	880	1,009,870
5.00%, 11/01/33	1,015	1,138,201
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,000	1,162,030

		6,473,208
Utilities — 1.2%
City of Richmond Virginia, Refunding RB, Series A, 5.00%, 1/15/29	150	175,623
Virginia Resources Authority, RB, 5.00%, 11/01/18 (a)	105	120,331

		295,954
Total Municipal Bonds in Virginia		31,796,399

District of Columbia — 7.6%
Transportation — 7.6%
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	319,681
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	519,584
Series B, 5.00%, 10/01/29	1,000	1,136,460
Total Municipal Bonds in District of Columbia		1,975,725

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	53

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 1.9%
State — 1.9%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	$250	$275,965
Limited Obligation Bonds, Section 30, 5.63%, 12/01/29	200	221,716
Total Municipal Bonds in Guam		497,681
Total Municipal Bonds — 132.8%		34,269,805

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Virginia — 21.8%
Education — 13.0%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,999	3,343,914
Health — 8.8%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	999	1,140,926
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Virginia (concluded)
Health (concluded)
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	$1,000	$1,129,403

		2,270,329
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.8%		5,614,243
Total Long-Term Investments (Cost — $36,043,946) — 154.6%		39,884,048

Short-Term Securities — 0.2%	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	43,465	43,465
Total Short-Term Securities (Cost — $43,465) — 0.2%		43,465
Total Investments (Cost — $36,087,411) — 154.8%		39,927,513
Other Assets Less Liabilities — 1.9%		485,944
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.7%)		(3,019,236)
VRDP Shares, at Liquidation Value — (45.0%)		(11,600,000)

Net Assets Applicable to Common Shares — 100.0%		$25,794,221

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	Represent bonds transferred to a TOB Trust. In exchange for which the Trust received cash and residual certificates. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	Represents the current yield as of report date.

(e)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
FFI Institutional Tax-Exempt Fund	76,230	(32,765)	43,465	$57

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(24)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$3,067,125	$2,215

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$39,884,048	—	$39,884,048
Short-Term Securities	$43,465	—	—	43,465

Total	$43,465	$39,884,048	—	$39,927,513

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$2,215	—	—	$2,215
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$33,000	—	—	$33,000
Liabilities:
TOB Trust Certificates	—	$(3,018,978)	—	(3,018,978)
VRDP Shares	—	(11,600,000)	—	(11,600,000)

Total	$33,000	$(14,618,978)	—	$(14,585,978)

During the six months ended February 28, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	55

Statements of Assets and Liabilities

February 28, 2015 (Unaudited)	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Assets
Investments at value — unaffiliated[1]	$47,192,148	$51,199,224	$757,636,421	$59,798,038
Investments at value — affiliated[2]	1,481,963	285,636	1,973,478	962,880
Cash pledged for financial futures contracts	41,000	66,000	738,000	94,000
Interest receivable	505,075	624,060	8,139,336	735,318
Deferred offering costs	77,323	87,961	406,867	82,407
Prepaid expenses	25,313	22,832	53,730	18,425

Total assets	49,322,822	52,285,713	768,947,832	61,691,068

Accrued Liabilities
Investments purchased payable	—	—	149,975	—
Income dividends payable — Common Shares	123,423	137,150	2,147,931	173,206
Investment advisory fees payable	22,668	20,008	323,896	30,695
Officer’s and Trustees’ fees payable	12,281	585	197,000	11,492
Variation margin payable on financial futures contracts	4,688	5,000	84,844	7,188
Offering costs payable	4,000	4,000	—	4,000
Interest expense and fees payable	175	—	8,724	970
Other accrued expenses payable	42,665	36,732	98,583	47,132

Total accrued liabilities	209,900	203,475	3,010,953	274,683

Other Liabilities
TOB Trust Certificates	1,500,000	—	53,308,436	4,519,518
VRDP Shares, at liquidation value of $100,000 per share[3,4]	16,000,000	18,500,000	243,600,000	18,700,000

Total other liabilities	17,500,000	18,500,000	296,908,436	23,219,518

Total liabilities	17,709,900	18,703,475	299,919,389	23,494,201

Net Assets Applicable to Common Shareholders	$31,612,922	$33,582,238	$469,028,443	$38,196,867

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,397,385	$29,954,775	$444,767,468	$32,963,741
Undistributed net investment income	256,311	336,027	4,026,226	541,538
Accumulated net realized loss	(366,708)	(1,209,609)	(34,957,240)	(702,297)
Net unrealized appreciation/depreciation	2,325,934	4,501,045	55,191,989	5,393,885

Net Assets Applicable to Common Shareholders	$31,612,922	$33,582,238	$469,028,443	$38,196,867

Net asset value per Common Share	$15.24	$14.20	$15.07	$16.43

[1] Investments at cost — unaffiliated	$44,868,983	$46,680,513	$702,144,664	$54,378,758
[2] Investments at cost — affiliated	$1,481,963	$285,636	$1,973,478	$962,880
[3] Preferred Shares outstanding:
Par value $0.001 per share	160	—	—	187
Par value $ 0.10 per share	—	185	2,436	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	14,956	unlimited
[5] Par Value per Common Share	$0.001	$0.010	$0.100	$0.001
[6] Common Shares outstanding	2,074,338	2,364,647	31,129,432	2,324,917
[7] Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Assets and Liabilities (concluded)

February 28, 2015 (Unaudited)	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Assets
Investments at value — unaffiliated[1]	$71,832,375	$155,729,408	$128,397,591	$39,884,048
Investments at value — affiliated[2]	94,921	469,550	498,132	43,465
Cash pledged for financial futures contracts	95,000	186,000	152,000	33,000
Interest receivable	731,445	1,646,149	1,326,624	532,614
Investments sold receivable	—	—	118,800	13,000
Deferred offering costs	122,060	131,780	126,462	80,499
Prepaid expenses	56,983	59,863	68,006	15,522

Total assets	72,932,784	158,222,750	130,687,615	40,602,148

Accrued Liabilities
Investments purchased payable	347,172	934,881	610,353	—
Income dividends payable — Common Shares	186,207	391,180	349,924	113,796
Investment advisory fees payable	36,146	66,308	54,758	16,164
Officer’s and Trustees’ fees payable	12,034	10,194	13,604	8,052
Variation margin payable on financial futures contracts	10,938	21,406	17,500	3,750
Offering costs payable	—	—	—	9,863
Interest expense and fees payable	1,272	3,190	770	258
Other accrued expenses payable	31,873	26,164	18,689	37,066

Total accrued liabilities	625,642	1,453,323	1,065,598	188,949

Other Liabilities
TOB Trust Certificates	5,070,215	18,091,015	5,895,307	3,018,978
VRDP Shares, at liquidation value of $100,000 per share[3,4]	22,100,000	40,500,000	44,400,000	11,600,000

Total other liabilities	27,170,215	58,591,015	50,295,307	14,618,978

Total liabilities	27,795,857	60,044,338	51,360,905	14,807,927

Net Assets Applicable to Common Shareholders	$45,136,927	$98,178,412	$79,326,710	$25,794,221

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$39,722,081	$92,413,763	$70,822,416	$22,697,309
Undistributed net investment income	648,594	613,080	1,255,682	226,566
Accumulated net realized loss	(1,977,501)	(7,116,820)	(4,281,380)	(971,971)
Net unrealized appreciation/depreciation	6,743,753	12,268,389	11,529,992	3,842,317

Net Assets Applicable to Common Shareholders	$45,136,927	$98,178,412	$79,326,710	$25,794,221

Net asset value per Common Share	$16.12	$15.06	$15.87	$16.21

[1] Investments at cost — unaffiliated	$65,049,978	$143,385,387	$116,805,768	$36,043,946
[2] Investments at cost — affiliated	$94,921	$469,550	$498,132	$43,465
[3] Preferred Shares outstanding:
Par value $0.001 per share	221	405	444	116
[4] Preferred Shares authorized, including Auction Market Preferred Shared (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	2,800,105	6,519,660	4,998,911	1,591,553
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	57

Statements of Operations

Six Months Ended February 28, 2015 (Unaudited)	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Investment Income
Interest	$961,514	$1,088,198	$16,048,925	$1,330,152
Interest — affiliated	185	—	—	—

Total income	961,699	1,088,198	16,048,925	1,330,152

Expenses
Investment advisory	158,387	128,752	2,087,075	197,805
Professional	21,527	19,001	51,775	22,965
Rating agency	11,491	11,491	16,449	11,491
Transfer agent	9,010	9,264	17,741	9,023
Accounting services	5,093	5,281	50,516	5,988
Custodian	3,042	2,760	17,348	3,038
Printing	2,672	2,669	7,205	2,730
Officer and Trustees	1,529	1,469	21,422	1,755
Registration	454	516	5,374	508
Liquidity fees	—	—	12,303	—
Remarketing fees on Preferred Shares	—	—	12,080	—
Miscellaneous	7,106	8,394	29,093	9,294

Total expenses excluding interest expense, fees and amortization of offering costs	220,311	189,597	2,328,381	264,597
Interest expense, fees and amortization of offering costs[1]	83,815	92,037	1,274,393	108,408

Total expenses	304,126	281,634	3,602,774	373,005
Less fees waived by Manager	(12,214)	(3)	(120,649)	(340)

Total expenses after fees waived	291,912	281,631	3,482,125	372,665

Net investment income	669,787	806,567	12,566,800	957,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,077	1,321	125,382	17,354
Financial futures contracts	(29,314)	(59,061)	(1,298,607)	(61,137)

	(21,237)	(57,740)	(1,173,225)	(43,783)

Net change in unrealized appreciation/depreciation on:
Investments	163,956	547,770	4,314,305	484,180
Financial futures contracts	6,379	(12,995)	(203,368)	(20,511)

	170,335	534,775	4,110,937	463,669

Net realized and unrealized gain	149,098	477,035	2,937,712	419,886

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$818,885	$1,283,602	$15,504,512	$1,377,373

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Operations (concluded)

Six Months Ended February 28, 2015 (Unaudited)	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Income
Interest	$1,515,116	$3,148,344	$2,799,724	$878,747
Interest — affiliated	—	—	—	57

Total income	1,515,116	3,148,344	2,799,724	878,804

Expenses
Investment advisory	231,700	426,462	352,539	129,830
Professional	22,381	25,354	23,372	16,824
Rating agency	18,929	18,929	18,929	11,491
Transfer agent	9,038	10,867	9,770	8,679
Accounting services	6,717	14,263	8,660	1,836
Custodian	3,259	5,041	4,712	2,580
Printing	2,868	3,400	3,260	2,556
Officer and Trustees	2,081	4,411	3,597	1,234
Registration	4,665	4,675	1,092	347
Liquidity fees	99,352	182,069	199,603	—
Remarketing fees on Preferred Shares	11,112	20,363	22,323	—
Miscellaneous	12,531	13,493	14,181	6,849

Total expenses excluding interest expense, fees and amortization of offering costs	424,633	729,327	662,038	182,226
Interest expense, fees and amortization of offering costs[1]	36,214	86,724	51,594	67,047

Total expenses	460,847	816,051	713,632	249,273
Less fees waived by Manager	(142)	(304)	(306)	(25,984)

Total expenses after fees waived	460,705	815,747	713,326	223,289

Net investment income	1,054,411	2,332,597	2,086,398	655,515

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(9,550)	95,595	(268,095)	18,423
Financial futures contracts	(98,276)	(251,163)	(177,751)	(21,663)

	(107,826)	(155,568)	(445,846)	(3,240)

Net change in unrealized appreciation/depreciation on:
Investments	1,179,886	1,193,698	1,536,996	434,500
Financial futures contracts	(30,787)	(56,309)	(48,029)	4,975

	1,149,099	1,137,389	1,488,967	439,475

Net realized and unrealized gain	1,041,273	981,821	1,043,121	436,235

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,095,684	$3,314,418	$3,129,519	$1,091,750

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	59

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock Massachusetts Tax-Exempt Trust (MHE)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$669,787	$1,447,883	$806,567	$1,633,027
Net realized loss	(21,237)	(196,686)	(57,740)	(290,408)
Net change in unrealized appreciation/depreciation	170,335	4,159,319	534,775	4,398,420

Net increase in net assets applicable to Common Shareholders resulting from operations	818,885	5,410,516	1,283,602	5,741,039

Distributions to Common Shareholders From[1]
Net investment income	(740,539)	(1,518,416)	(865,221)	(1,771,870)

Capital Share Transactions
Reinvestment of common distributions	—	—	24,793	7,113

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	78,346	3,892,100	443,174	3,976,282
Beginning of period	31,534,576	27,642,476	33,139,064	29,162,782

End of period	$31,612,922	$31,534,576	$33,582,238	$33,139,064

Undistributed net investment income, end of period	$256,311	$327,063	$336,027	$394,681

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Changes in Net Assets

	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)		BlackRock New Jersey Municipal Bond Trust (BLJ)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$12,566,800	$25,714,419	$957,487	$2,033,235
Net realized loss	(1,173,225)	(11,551,323)	(43,783)	(342,575)
Net change in unrealized appreciation/depreciation	4,110,937	70,303,735	463,669	5,415,428

Net increase in net assets applicable to Common Shareholders resulting from operations	15,504,512	84,466,831	1,377,373	7,106,088

Distributions to Common Shareholders From[1]
Net investment income	(12,887,585)	(26,990,182)	(1,049,003)	(2,078,476)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	2,616,927	57,476,649	328,370	5,027,612
Beginning of period	466,411,516	408,934,867	37,868,497	32,840,885

End of period	$469,028,443	$466,411,516	$38,196,867	$37,868,497

Undistributed net investment income, end of period	$4,026,226	$4,347,011	$541,538	$633,054

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	61

Statements of Changes in Net Assets

	BlackRock New York Municipal Bond Trust (BQH)		BlackRock New York Municipal Income Quality Trust (BSE)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$1,054,411	$2,220,989	$2,332,597	$4,706,540
Net realized loss	(107,826)	(1,094,204)	(155,568)	(1,693,760)
Net change in unrealized appreciation/depreciation	1,149,099	7,963,888	1,137,389	14,988,651

Net increase in net assets applicable to Common Shareholders resulting from operations	2,095,684	9,090,673	3,314,418	18,001,431

Distributions to Common Shareholders From[1]
Net investment income	(1,117,242)	(2,234,484)	(2,412,274)	(4,987,540)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	978,442	6,856,189	902,144	13,013,891
Beginning of period	44,158,485	37,302,296	97,276,268	84,262,377

End of period	$45,136,927	$44,158,485	$98,178,412	$97,276,268

Undistributed net investment income, end of period	$648,594	$711,425	$613,080	$692,757

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Changes in Net Assets

	BlackRock New York Municipal Income Trust II (BFY)		BlackRock Virginia Municipal Bond Trust (BHV)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$2,086,398	$4,185,401	$655,515	$1,322,054
Net realized loss	(445,846)	(1,607,535)	(3,240)	(190,913)
Net change in unrealized appreciation/depreciation	1,488,967	13,152,912	439,475	3,287,725

Net increase in net assets applicable to Common Shareholders resulting from operations	3,129,519	15,730,778	1,091,750	4,418,866

Distributions to Common Shareholders From[1]
Net investment income	(2,106,541)	(4,199,085)	(682,729)	(1,370,335)

Capital Share Transactions
Reinvestment of common distributions	—	—	12,160	68,529

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,022,978	11,531,693	421,181	3,117,060
Beginning of period	78,303,732	66,772,039	25,373,040	22,255,980

End of period	$79,326,710	$78,303,732	$25,794,221	$25,373,040

Undistributed net investment income, end of period	$1,255,682	$1,275,825	$226,566	$253,780

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	63

Statements of Cash Flows

Six Months Ended February 28, 2015 (Unaudited)	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$818,885	$1,283,602	$15,504,512	$1,377,373
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	39,188	2,102	436,123	2,688
Decrease in variation margin receivable on financial futures contracts	1,063	1,375	28,375	1,438
(Increase) decrease in prepaid expenses	(2,168)	(2,181)	(30,041)	(2,278)
(Increase) decrease in cash pledged for financial futures contracts	—	(15,000)	(118,000)	(37,000)
Decrease in investment advisory fees payable	(2,165)	(1,758)	(7,312)	(2,778)
Decrease in interest expense and fees payable	(108)	—	(2,792)	(374)
Decrease in other accrued expenses payable	(6,465)	(5,808)	(22,131)	(5,780)
Increase in variation margin payable on financial futures contracts	4,688	5,000	84,844	7,188
Increase (decrease) in Officer’s and Directors’ fees payable	86	(53)	9,781	15
Net realized gain (loss) on investments	(8,077)	(1,321)	(125,382)	(17,354)
Net unrealized gain on investments	(163,956)	(547,770)	(4,314,305)	(484,180)
Amortization of premium and accretion of discount on investments	108,247	99,327	1,123,077	9,209
Proceeds from sales of long-term investments	6,075,834	10,000	56,187,797	3,781,019
Purchases of long-term investments	(4,667,920)	—	(63,735,577)	(2,678,257)
Net proceeds from sales (purchases) of short-term securities	(1,458,174)	5,468	6,442,912	(903,471)

Net cash provided by operating activities	738,958	832,983	11,461,881	1,047,458

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	—	—	4,920,000	—
Repayments of TOB Trust Certificates	—	—	(3,501,953)	—
Cash distributions paid to Common Shareholders	(740,539)	(850,959)	(12,887,585)	(1,049,003)
Amortization of deferred offering costs	1,581	1,726	7,657	1,545

Net cash used for financing activities	(738,958)	(849,233)	(11,461,881)	(1,047,458)

Cash
Net decrease in cash	—	(16,250)	—	—
Cash at beginning of period	—	16,250	—	—

Cash at end of period	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$82,342	$90,311	$1,269,528	$107,237

Non-cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	$24,793	—	—

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Cash Flows (concluded)

Six Months Ended February 28, 2015 (Unaudited)	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,095,684	$3,314,418	$3,129,519	$1,091,750
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	27,757	40,925	47,053	(6,198)
Decrease in variation margin receivable on financial futures contracts	2,313	5,688	4,063	813
(Increase) decrease in prepaid expenses	(5,813)	(6,880)	(10,121)	(2,168)
(Increase) decrease in cash pledged for financial futures contracts	(10,000)	(61,000)	(63,000)	2,000
Decrease in investment advisory fees payable	(2,752)	(5,168)	(4,677)	(1,397)
Decrease in interest expense and fees payable	(176)	(1,003)	(225)	(234)
Decrease in other accrued expenses payable	(5,970)	(7,189)	(15,081)	(789)
Increase in variation margin payable on financial futures contracts	10,938	21,406	17,500	3,750
Increase (decrease) in Officer’s and Directors’ fees payable	40	(61)	(8)	65
Net realized gain (loss) on investments	57,537	(95,595)	350,254	(18,423)
Net unrealized gain on investments	(1,179,886)	(1,193,698)	(1,536,996)	(434,500)
Amortization of premium and accretion of discount on investments	75,144	275,392	86,261	32,921
Proceeds from sales of long-term investments	6,983,720	9,053,039	7,661,758	2,678,452
Purchases of long-term investments	(7,441,280)	(12,439,642)	(8,104,243)	(2,709,755)
Net proceeds from sales (purchases) of short-term securities	331,822	1,963,879	365,344	32,765

Net cash provided by operating activities	939,078	864,511	1,927,401	669,052

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	170,000	1,555,000	170,000	—
Cash distributions paid to Common Shareholders	(1,117,242)	(2,428,573)	(2,106,541)	(670,515)
Amortization of deferred offering costs	8,164	9,062	9,140	1,463

Net cash used for financing activities	(939,078)	(864,511)	(1,927,401)	(669,052)

Cash
Net decrease in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$28,226	$78,665	$42,679	$65,818

Non-cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	$12,160

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	65

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.20		$13.33	$15.60	$14.61		$15.23	$13.81

Net investment income[1]	0.32		0.70	0.72	0.90		0.97	1.02
Net realized and unrealized gain (loss)	0.08		1.90	(2.23)	1.05		(0.59)	1.29
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	(0.02)		(0.03)	(0.03)
Net realized gain	—		—	—	—		(0.00)[2]	—

Net increase (decrease) from investment operations	0.40		2.60	(1.51)	1.93		0.35	2.28

Distributions to Common Shareholders from:[3]
Net investment income	(0.36)		(0.73)	(0.76)	(0.94)		(0.95)	(0.86)
Net realized gain	—		—	—	—		(0.02)	—

Total distributions to Common Shareholders	(0.36)		(0.73)	(0.76)	(0.94)		(0.97)	(0.86)

Net asset value, end of period	$15.24		$15.20	$13.33	$15.60		$14.61	$15.23

Market price, end of period	$15.20		$14.59	$12.66	$18.43		$15.02	$15.91

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.71%	[5]	20.39%	(10.24)%	13.08%		2.45%	16.80%

Based on market price	6.72%	[5]	21.68%	(27.84)%	29.95%		0.83%	9.77%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.94%	[6]	2.00%	2.04%	1.66%	[7]	1.58% [7]	1.56%	[7]

Total expenses after fees waived and paid indirectly	1.86%	[6]	1.92%	2.02%	1.60%	[7]	1.45% [7]	1.35%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.33%	[6]	1.34%	1.41%	1.44%	[7,9]	1.41% [7]	1.31%	[7]

Net investment income	4.27%	[6]	4.88%	4.73%	5.94%	[7]	6.73% [7]	6.95%	[7]

Distributions to AMPS Shareholders	—		—	—	0.10%		0.19%	0.21%

Net investment income to Common Shareholders	4.27%	[6]	4.88%	4.73%	5.84%		6.54%	6.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$31,613		$31,535	$27,642	$32,320		$30,203	$31,349

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$16,000	$16,000

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$72,192	$73,985

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$16,000		$16,000	$16,000	$16,000		—	—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$297,581		$297,091	$272,765	$302,003		—	—

Borrowings outstanding, end of period (000)	$1,500		$1,500	$1,500	$2,400		$1,500	$1,500

Asset coverage, end of period per $1,000 of borrowings	$22,075		$22,023	$19,428	$14,468		$21,135	$21,899

Portfolio turnover rate	9%		15%	11%	30%		11%	13%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.40%.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Financial Highlights	BlackRock Massachusetts Tax-Exempt Trust (MHE)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.02		$12.34	$14.35	$13.01		$13.52		$12.19

Net investment income[1]	0.34		0.69	0.71	0.84		0.90		0.89
Net realized and unrealized gain (loss)	0.21		1.74	(1.97)	1.34		(0.54)		1.31
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	0.55		2.43	(1.26)	2.17		0.33		2.17

Distributions to Common Shareholders from net investment income[2]	(0.37)		(0.75)	(0.75)	(0.83)		(0.84)		(0.84)

Net asset value, end of period	$14.20		$14.02	$12.34	$14.35		$13.01		$13.52

Market price, end of period	$14.41		$13.75	$11.91	$14.91		$13.11		$13.98

Total Return Applicable to Common Shareholders[3]
Based on net asset value	3.92%	[4]	20.47%	(9.27)%	17.02%		2.78%		18.40%

Based on market price	7.53%	[4]	22.42%	(15.72)%	20.66%		0.16%		24.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.70%	[5]	1.78%	1.77%	1.50%	[6]	1.39%	[6]	1.39%	[6]

Total expenses after fees waived and paid indirectly	1.70%	[5]	1.78%	1.77%	1.50%	[6]	1.39%	[6]	1.38%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.14%	[5]	1.16%	1.12%	1.33%	[6,8]	1.36%	[6]	1.35%	[6]

Net investment income	4.87%	[5]	5.22%	5.06%	6.07%	[6]	7.15%	[6]	6.95%	[6]

Distributions to AMPS Shareholders	—		—	—	0.11%		0.22%		0.24%

Net investment income to Common Shareholders	4.87%	[5]	5.22%	5.06%	5.96%		6.93%		6.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$33,582		$33,139	$29,163	$33,852		$30,611		$31,739

AMPS outstanding at $50,000 liquidation preference, end of period (000)	—		—	—	—		$18,500		$18,500

Asset coverage per AMPS at $50,000 liquidation preference, end of period	—		—	—	—		$132,732		$135,785

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$18,500		$18,500	$18,500	$18,500		—		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$281,526		$279,130	$257,637	$282,983		—		—

Borrowings outstanding, end of period (000)	—		—	1,840	2,010		1,340		1,340

Asset coverage, end of period per $1,000 of borrowings	—		—	16,853	17,845		23,851		24,693

Portfolio turnover rate	—		14%	11%	17%		10%		12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOB Trusts, and/or VRDP See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[8]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 1.24%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	67

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.98		$13.14		$15.64	$14.34		$15.09		$13.74

Net investment income[1]	0.40		0.83		0.84	0.89		0.97		1.04
Net realized and unrealized gain (loss)	0.10		1.88		(2.42)	1.36		(0.73)		1.21
Distributions to AMPS Shareholders from net investment income	—		—		—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	0.50		2.71		(1.58)	2.25		0.21		2.22

Distributions to Common Shareholders from net investment income[2]	(0.41)		(0.87)		(0.92)	(0.95)		(0.96)		(0.87)

Net asset value, end of period	$15.07		$14.98		$13.14	$15.64		$14.34		$15.09

Market price, end of period	$14.18		$13.64		$12.65	$15.86		$13.90		$15.17

Total Return Applicable to Common Shareholders[3]
Based on net asset value	3.62%	[4]	21.74%		(10.59)%	16.15%		1.85%		16.87%

Based on market price	7.08%	[4]	15.15%		(15.12)%	21.52%		(1.80)%		25.24%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	[5]	1.66%		1.75%	1.95%	[6]	1.47%	[6]	1.29%	[6]

Total expenses after fees waived and paid indirectly	1.50%	[5]	1.59%		1.67%	1.87%	[6]	1.36%	[6]	1.14%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.95%	[5,8]	1.22%	[8]	1.36% [8]	1.45%	[6,8]	1.18%	[6]	1.02%	[6]

Net investment income	5.40%	[5]	5.86%		5.73%	5.89%	[6]	6.98%	[6]	7.24%	[6]

Distributions to AMPS Shareholders	—		—		—	—		0.19%		0.23%

Net investment income to Common Shareholders	5.40%	[5]	5.86%		5.73%	5.89%		6.79%		7.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$469,028		$466,412		$408,935	$485,454		$443,325		$464,853

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	—		—		$243,625

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—	—		—		$72,703

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600		$243,600	$243,600		$243,600		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$292,540		$291,466		$267,871	$299,283		$281,989		—

Borrowings outstanding, end of period (000)	$53,308		$51,890		$64,658	$77,477		$71,713		$71,713

Asset coverage, end of period per $1,000 of borrowings	$9,798		$9,988		$7,325	$7,266		$7,182		$7,482

Portfolio turnover rate	7%		16%		18%	14%		18%		10%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[8]

For the six months ended February 28, 2015 and years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 0.93%, 0.95%, 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.29		$14.13	$16.67	$14.55		$15.23	$13.53

Net investment income[1]	0.41		0.87	0.88	0.95		1.00	1.05
Net realized and unrealized gain (loss)	0.18		2.18	(2.54)	2.12		(0.68)	1.61
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	(0.02)		(0.03)	(0.03)
Net realized gain	—		—	—	—		(0.00)[2]	—

Net increase (decrease) from investment operations	0.59		3.05	(1.66)	3.05		0.29	2.63

Distributions to Common Shareholders from:[3]
Net investment income	(0.45)		(0.89)	(0.88)	(0.93)		(0.94)	(0.93)
Net realized gain	—		—	—	—		(0.03)	—

Total distributions to Common Shareholders	(0.45)		(0.89)	(0.88)	(0.93)		(0.97)	(0.93)

Net asset value, end of period	$16.43		$16.29	$14.13	$16.67		$14.55	$15.23

Market price, end of period	$15.99		$14.68	$13.54	$16.66		$13.60	$15.63

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.85%	[5]	22.83%	(10.43)%	21.52%		2.46%	20.04%

Based on market price	12.15%	[5]	15.51%	(14.12)%	29.94%		(6.68)%	22.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.97%	[6]	2.05%	2.10%	1.65%	[7]	1.57% [7]	1.54%	[7]

Total expenses after fees waived and paid indirectly	1.97%	[6]	2.05%	2.10%	1.59%	[7]	1.43% [7]	1.32%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.40%	[6]	1.42%	1.45%	1.41%	[7,9]	1.41% [7]	1.31%	[7]

Net investment income	5.06%	[6]	5.74%	5.39%	6.01%	[7]	7.08% [7]	7.32%	[7]

Distributions to AMPS Shareholders	—		—	—	0.11%		0.20%	0.24%

Net investment income to Common Shareholders	5.06%	[6]	5.74%	5.39%	5.90%		6.88%	7.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$38,197		$37,868	$32,841	$38,728		$33,753	$35,277

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$18,775	$18,775

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$69,944	$71,974

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$18,700		$18,700	$18,700	$18,700		—	—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,261		$302,505	$275,620	$307,099		—	—

Borrowings outstanding, end of period (000)	$4,520		$4,520	$4,520	$3,954		$1,220	$720

Asset coverage, end of period per $1,000 of borrowings	$9,452		$9,379	$8,266	$10,794		$28,671	$50,011

Portfolio turnover rate	4%		16%	8%	25%		19%	18%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.34%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	69

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.77		$13.32	$16.53	$14.89		$15.65	$14.56

Net investment income[1]	0.38		0.79	0.84	0.87		1.04	1.07
Net realized and unrealized gain (loss)	0.37		2.46	(3.00)	1.73		(0.78)	1.09
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	(0.00)[2]		(0.03)	(0.03)
Net realized gain	—		—	—	—		(0.00)[2]	(0.01)

Net increase (decrease) from investment operations	0.75		3.25	(2.16)	2.60		0.23	2.12

Distributions to Common Shareholders from:[3]
Net investment income	(0.40)		(0.80)	(0.83)	(0.96)		(0.99)	(0.94)
Net realized gain	—		—	(0.22)	—		(0.00)[2]	(0.09)

Total distributions to Common Shareholders	(0.40)		(0.80)	(1.05)	(0.96)		(0.99)	(1.03)

Net asset value, end of period	$16.12		$15.77	$13.32	$16.53		$14.89	$15.65

Market price, end of period	$14.44		$13.86	$12.45	$16.56		$14.83	$15.79

Total Return Applicable to Common Shareholders[4]
Based on net asset value	5.12%	[5]	25.66%	(13.83)%	17.99%		1.81%	15.18%

Based on market price	7.14%	[5]	18.16%	(19.61)%	18.68%		0.50%	18.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	[6]	2.23%	2.26%	2.26%	[7]	1.50% [7]	1.49% [7]

Total expenses after fees waived and paid indirectly	2.07%	[6]	2.23%	2.26%	2.20%	[7]	1.37% [7]	1.27% [7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.91%	[6,9]	2.02% [9]	1.96% [9]	1.90%	[7,9]	1.36% [7]	1.24% [7]

Net investment income	4.75%	[6]	5.45%	5.26%	5.52%	[7]	7.12% [7]	7.07% [7]

Distributions to AMPS Shareholders	—		—	—	0.02%		0.19%	0.19%

Net investment income to Common Shareholders	4.75%	[6]	5.45%	5.26%	5.50%		6.93%	6.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$45,137		$44,158	$37,302	$46,158		$41,399	$43,409

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$22,125	$22,125

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$71,778	$74,052

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$22,100		$22,100	$21,000	$22,100		—	—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,239		$299,812	$268,789	$308,858		—	—

Borrowings outstanding, end of period (000)	$5,070		$4,900	$4,775	$7,366		$270	$1,439

Asset coverage, end of period per $1,000 of borrowings	$9,902		$10,012	$8,812	$7,266		$154,386	$31,166

Portfolio turnover rate	10%		18%	18%	45%		14%	22%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]

For the six months ended February 28, 2015 and years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.46%, 1.46%, 1.47% and 1.45%, respectively.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.92		$12.92		$15.51	$14.25		$14.90		$13.61

Net investment income[1]	0.36		0.72		0.78	0.81		0.90		0.91
Net realized and unrealized gain (loss)	0.15		2.05		(2.54)	1.31		(0.67)		1.23
Distributions to AMPS Shareholders from net investment income	—		—		—	(0.00)[2]		(0.02)		(0.03)

Net increase (decrease) from investment operations	0.51		2.77		(1.76)	2.12		0.21		2.11

Distributions to Common Shareholders from net investment income[3]	(0.37)		(0.77)		(0.83)	(0.86)		(0.86)		(0.82)

Net asset value, end of period	$15.06		$14.92		$12.92	$15.51		$14.25		$14.90

Market price, end of period	$13.43		$13.16		$12.05	$15.74		$13.54		$14.91

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.78%	[5]	22.65%		(11.80)%	15.23%		1.94%		16.04%

Based on market price	4.93%	[5]	15.99%		(18.94)%	23.07%		(3.20)%		20.18%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.68%	[6]	1.75%		1.79%	1.82%	[7]	1.28%	[7]	1.21%	[7]

Total expenses after fees waived	1.68%	[6]	1.75%		1.78%	1.82%	[7]	1.26%	[7]	1.12%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.50%	[6,9]	1.55%	[9]	1.51% [9]	1.50%	[7,9]	1.17%	[7]	1.03%	[7]

Net investment income	4.80%	[6]	5.18%		5.20%	5.38%	[7]	6.50%	[7]	6.45%	[7]

Distributions to AMPS Shareholders	—		—		—	0.01%		0.16%		0.18%

Net investment income to Common Shareholders	4.80%	[6]	5.18%		5.20%	5.37%		6.34%		6.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$98,178		$97,276		$84,262	$100,865		$92,411		$96,617

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	—		$40,575		$40,575

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—	—		$81,938		$84,531

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$40,500		$40,500		$40,500	$40,500		—		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$342,416		$340,188		$308,055	$349,050		—		—

Borrowings outstanding, end of period (000)	$18,091		$17,431		$17,054	$20,920		$10,409		$10,409

Asset coverage, end of period per $1,000 of borrowings	$6,427		$6,581		$5,941	$5,821		$9,878		$10,282

Portfolio turnover rate	6%		24%		25%	24%		24%		8%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]

For the six months ended February 28, 2015 and years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.08%, 1.09%, 1.09% and 1.13%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	71

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.66		$13.36		$16.09	$14.66		$15.33		$14.03

Net investment income[1]	0.42		0.84		0.89	0.92		1.05		1.06
Net realized and unrealized gain (loss)	0.21		2.30		(2.73)	1.50		(0.69)		1.25
Distributions to AMPS Shareholders from net investment income	—		—		—	(0.00)[2]		(0.03)		(0.04)

Net increase (decrease) from investment operations	0.63		3.14		(1.84)	2.42		0.33		2.27

Distributions to Common Shareholders from net investment income[3]	(0.42)		(0.84)		(0.89)	(0.99)		(1.00)		(0.97)

Net asset value, end of period	$15.87		$15.66		$13.36	$16.09		$14.66		$15.33

Market price, end of period	$14.70		$14.02		$12.56	$16.81		$14.38		$15.48

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.31%	[5]	24.75%		(12.01)%	17.00%		2.56%		16.69%

Based on market price	7.93%	[5]	18.80%		(20.82)%	24.61%		(0.37)%		18.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.82%	[6]	1.96%		1.97%	2.03%	[7]	1.27%	[7]	1.21%	[7]

Total expenses after fees waived and paid indirectly	1.82%	[6]	1.95%		1.97%	1.95%	[7]	1.18%	[7]	1.13%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.69%	[6,9]	1.78%	[9]	1.71% [9]	1.62%	[7,9]	1.18%	[7]	1.13%	[7]

Net investment income	5.32%	[6]	5.76%		5.68%	5.96%	[7]	7.34%	[7]	7.21%	[7]

Distributions to AMPS Shareholders	—		—		—	0.01%		0.22%		0.25%

Net investment income to Common Shareholders	5.32%	[6]	5.76%		5.68%	5.95%		7.12%		6.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$79,327		$78,304		$66,772	$80,228		$72,817		$75,872

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	—		$44,475		$44,475

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—	—		$65,931		$67,651

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$44,400		$44,400		$44,400	$44,400		—		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$278,664		$276,360		$250,387	$280,693		—		—

Borrowings outstanding, end of period (000)	$5,895		$5,725		$5,198	$7,591		$160		$160

Asset coverage, end of period per $1,000 of borrowings	$14,456		$14,677		$13,847	$11,568		$456,275		$475,378

Portfolio turnover rate	6%		21%		30%	25%		20%		16%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]

For the six months ended February 28, 2015 and years ended August 31, 2014, August 31, 2013 and August 31, 2012 the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.12%, 1.15%, 1.14% and 1.11%, respectively.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.95		$14.03	$16.74	$15.33		$16.02	$15.05

Net investment income[1]	0.41		0.83	0.84	0.97		1.02	1.04
Net realized and unrealized gain (loss)	0.28		1.95	(2.64)	1.45		(0.60)	1.19
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	(0.02)		(0.03)	(0.02)
Net realized gain	—		—	—	—		(0.00)[2]	(0.01)

Net increase (decrease) from investment operations	0.69		2.78	(1.80)	2.40		0.39	2.20

Distributions to Common Shareholders from:[3]
Net investment income	(0.43)		(0.86)	(0.91)	(0.99)		(1.00)	(0.96)
Net realized gain	—		—	—	—		(0.08)	(0.27)

Total distributions to Common Shareholders	(0.43)		(0.86)	(0.91)	(0.99)		(1.08)	(1.23)

Net asset value, end of period	$16.21		$15.95	$14.03	$16.74		$15.33	$16.02

Market price, end of period	$16.89		$16.35	$14.91	$19.58		$17.77	$18.77

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.36%	[5]	20.31%	(11.96)%	15.19%		1.98%	14.15%

Based on market price	6.07%	[5]	16.06%	(20.01)%	16.23%		0.89%	15.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.96%	[6]	2.01%	2.18%	1.69%	[7]	1.66% [7]	1.57% [7]

Total expenses after fees waived and paid indirectly	1.75%	[6]	1.96%	2.18%	1.64%	[7]	1.52% [7]	1.36% [7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.23%	[6]	1.38%	1.58%	1.43%	[7,9]	1.44% [7]	1.31% [7]

Net investment income	5.15%	[6]	5.52%	5.18%	6.03%	[7]	6.81% [7]	6.71% [7]

Distributions to AMPS Shareholders	—		—	—	0.09%		0.17%	0.16%

Net investment income to Common Shareholders	5.15%	[6]	5.52%	5.18%	5.94%		6.64%	6.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$25,794		$25,373	$22,256	$26,466		$24,155	$25,141

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$11,675	$11,675

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$76,725	$78,836

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600	$11,600	$11,600		—	—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$322,364		$318,733	$291,862	$328,157		—	—

Borrowings outstanding, end of period (000)	$3,019		$3,019	$3,019	$4,108		$2,020	$3,520

Asset coverage, end of period per $1,000 of borrowings	$9,544		$9,405	$8,372	$7,443		$12,960	$8,143

Portfolio turnover rate	4%		11%	8%	23%		12%	26%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.38%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	73

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the 1940 Act as closed-end management investment companies and referred to herein collectively as the “Trusts”:

Trust Name	Herein Rreferred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc. .	MHN	Maryland	Non-diversified
BlackRock New Jersey Municipal Bond Trust	BLJ	Delaware	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Non-diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Trustees/Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees/directors thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trust’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

74	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (‘the Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose entity (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB Trust, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The Trusts, as TOB Residual holders, would be responsible for the payment of the credit enhancement fee and for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by a Trust include the right of a Trust (subject to the non-occurrence of certain termination events enumerated below, and a specified number of days’ prior notice), to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest. Thereafter, that Trust may withdraw a corresponding share of the municipal bonds from the TOB Trust.

The TOB Trust may also be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs may include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the issuer of the municipal bond, failure of any scheduled payment of principal or interest on the underlying bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bond. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid senior to the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and TOB Residual holders would be paid equally in proportion to the respective face values of their certificates. During the six months ended February 28, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	75

Notes to Financial Statements (continued)

The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trusts typically invest the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes; therefore, the municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at February 28, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at February 28, 2015.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. At February 28, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts	Liability for TOB Trust Certificates	Range of Interest Rates
BZM	$3,332,400	$1,500,000	0.07%
MHN	$106,460,862	$53,308,436	0.02% - 0.20%
BLJ	$8,327,262	$4,519,518	0.02% - 0.27%
BQH	$8,823,944	$5,070,215	0.02% - 0.20%
BSE	$34,002,415	$18,091,015	0.02% - 0.20%
BFY	$10,615,274	$5,895,307	0.02% - 0.14%
BHV	$5,614,243	$3,018,978	0.02% - 0.04%

For the six months ended February 28, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BZM	$1,500,000	0.56%
MHN	$52,620,430	0.62%
BLJ	$4,519,518	0.68%
BQH	$5,001,652	0.62%
BSE	$17,824,827	0.62%
BFY	$5,826,744	0.59%
BHV	$3,018,978	0.60%

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to the secured borrowings. For accounting purposes, the Trusts’ transfer of municipal bonds to a TOB Trust are secured borrowings.

76	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks, such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of February 28, 2015
		Value
		BZM		MHE		MHN		BLJ
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$2,769	—	—	$(17,666)	—	$(299,769)	—	$(25,395)

		Value
		BQH		BSE		BFY		BHV
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	—	$(38,644)	—	$(75,632)	—	$(61,831)	$2,215	—

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended February 28, 2015
	Net Realized Loss From				Net Change in Unrealized Appreciation/Depreciation on
	BZM	MHE	MHN	BLJ	BZM	MHE	MHN	BLJ
Interest rate contracts:
Financial futures contracts	$(29,314)	$(59,061)	$(1,298,607)	$(61,137)	$6,379	$(12,995)	$(203,368)	$(20,511)

	BQH	BSE	BFY	BHV	BQH	BSE	BFY	BHV
Interest rate contracts:
Financial futures contracts	$(98,276)	$(251,163)	$(177,751)	$(21,663)	$(30,787)	$(56,309)	$(48,029)	$4,975

For the six month ended February 28, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Financial futures contracts:
Average notional value of contracts — short	$2,996,852	$4,141,023	$63,536,492	$5,861,406	$7,776,109	$15,487,570	$12,746,688	$2,359,367

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	77

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets, except MHE and MHN, which are based on average daily net assets, at the following annual rates:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Investment advisory fee	0.65%	0.50%	0.55%	0.65%	0.65%	0.55%	0.55%	0.65%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to BZM, at the annual rate as a percentage of the average weekly net assets of 0.05%. For the six month ended February 28, 2015, the Manager waived $12,184, which is included in fees waived by Manager in the Statements of Operations.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by manager in the Statements of Operations. For the six months ended February 28, 2015, the waiver was $119,683.

The Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to BHV, at the annual rate as a percentage of the average weekly net assets of 0.13%. For the six months ended February 28, 2014, the Manager waived $25,966, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended February 28, 2015, the amounts waived were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amounts waived	$30	$3	$966	$340	$142	$304	$306	$18

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

For the six months ended February 28, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Purchases	$4,417,920	—	$63,384,211	$2,678,257	$7,389,892	$10,539,223	$8,198,689	$1,618,735
Sales	$6,075,834	$10,000	$56,187,797	$3,561,280	$6,983,720	$9,053,039	$7,780,558	$2,691,452

7. Income Tax Information:

It is each Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

78	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ as of February 28, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of August 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
2015	—	$35,869	$2,782,666	—	—	—	$9,638	—
2016	—	285,683	710,089	—	—	—	383,137	—
2017	—	375,230	4,069,997	—	—	$1,583,452	254,346	—
2018	—	32,672	3,861,956	—	—	1,544,362	357,549	—
2019	$40,297	74	673,531	—	—	—	255,001	$51,866
No expiration date[1]	179,115	224,237	16,991,564	$386,651	$1,554,326	2,860,992	1,920,135	849,919

Total	$219,412	$953,765	$29,089,803	$386,651	$1,554,326	$5,988,806	$3,179,806	$901,785

[1]	Must be utilized prior to losses subject to expiration.

As of February 28, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost	$44,766,290	$46,952,173	$651,549,279	$50,866,188	$60,053,857	$126,109,947	$111,447,486	$32,972,344

Gross unrealized appreciation	$2,475,294	$4,532,687	$55,990,617	$5,986,685	$6,827,506	$12,393,339	$11,642,192	$3,992,714
Gross unrealized depreciation	(67,473)	—	(1,238,433)	(611,473)	(24,282)	(395,343)	(89,262)	(56,523)

Net unrealized appreciation	$2,407,821	$4,532,687	$54,752,184	$5,375,212	$6,803,224	$11,997,996	$11,552,930	$3,936,191

8. Principal Risks:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of February 28, 2015, BZM invested a significant portion of its assets in securities in the education and health sectors, MHE invested a significant portion of its assets in securities in the education sector, MHN invested a significant portion of its assets in securities in the transportation and county/city/special district/school district sectors, BLJ invested a significant portion of its assets in securities in the transportation and state sectors, BQH and BSE invested a significant portion of their assets in securities in the county/city/special district/school district and education sectors, BFY invested a significant portion of its assets in securities in the county/city/special district/school district sector, and BHV invested a significant portion of its assets in securities in the health, transportation, and education sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	79

Notes to Financial Statements (continued)

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring existing TOB Trusts as such Trusts have been structured to date. In response to these restrictions, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by the Trusts. The Trusts may utilize the service providers in meeting these responsibilities. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares and Preferred Shares, except for MHE and MHN, is $0.001 per share ($0.01 for MHE and $0.10 for MHN). The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPs, without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Period	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Six months ended February 28, 2015	—	1,747	—	—	—	—	—	757
Year ended August 31, 2014	—	515	—	—	—	—	—	4,549

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Trusts have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

80	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

For the six months ended February 28, 2015, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42

The Trusts entered into a fee agreement with the liquidity provider that may required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BQH, BSE and BFY and the liquidity provider was scheduled to expire on December 4, 2014 and subsequently extended until June 4, 2015, unless renewed or terminated in advance. The fee agreement between MHN and its liquidity provider is scheduled to expire on April 19, 2017 unless renewed or terminated in advance. The fee agreement between BZM, MHE, BLJ and BHV and their liquidity provider is for an approximately three year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreements are not renewed or are terminated in advance, and the Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the Trusts are required to begin to segregate liquid assets with each Trust’s custodians to fund the redemption. There is no assurance the Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, Each Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares of MHN, BQH, BSE and BFY were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. The VRDP Shares of BZM, MHE, BLJ and BHV were assigned an initial long-term rating of Aa2 by Moody’s under the new methodology. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of February 28, 2015, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, MHN, BLJ, BQH, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of February 28, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BQH, BSE, and BFY were P1, F1 and A1/watch negative as rated by Moody’s, Fitch and S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares of MHN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of its special rate period, as described below. No short-term ratings on the VRDP Shares of BZM, MHE, BLJ and BHV were assigned by Moody’s, Fitch and S&P at issuance. Short-term ratings on the VRDP Shares of BZM, MHE, MHN, BLJ, and BHV may be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities. The S&P short-term ratings of the liquidity provider (Barclays) and the VRDP Shares of Barclay VRDP Funds are under reviews for possible downgrade.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	81

Notes to Financial Statements (continued)

and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of VRDP Shares that were tendered for remarketing during the six months ended February 28, 2015 were successfully remarketed.

For the six months ended February 28, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Rate	0.97%	0.97%	0.90%	0.97%	0.11%	0.11%	0.11%	0.97%

Upon issuance of the VRDP Shares on June 14, 2012, BZM, MHE, BLJ and BHV announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BZM, MHE, BLJ and BHV are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BZM, MHE, BLJ and BHV will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to VRDP Shares.

If BZM, MHE, BLJ or BHV redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holders of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015 the holder of the VRDP Shares and BZM, MHE, BLJ and BHV may mutually agree to extend the special rate period. If the rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

For the six month ended February 28, 2015, VRDP Shares issued and outstanding of each Trust remained constant.

On April 17, 2014, MHN commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of MHN’s VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by the Trusts on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MHN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MHN will pay liquidity and remarketing fees during the special rate period and will also pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MHN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A+ by Moody’s, Fitch and S&P, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the holder of the VRDP Shares and MHN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

82	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on April 1, 2015 to shareholders of record on March 13, 2015:

Common Dividend Per Share
BZM	$0.0545
MHE	$0.0580
MHN	$0.0690
BLJ	$0.0695
BQH	$0.0665
BSE	$0.0600
BFY	$0.0700
BHV	$0.0695

Additionally, the Trusts declared a net investment income dividend on April 1, 2015 payable to Common Shareholders of record on April 15, 2015 for the same amounts noted above.

The dividends declared on Preferred Shares for the period March 1, 2015 to March 31, 2015 were as follows:

	Preferred Shares	Series	Dividends Declared
BZM	VRDP Shares	W-7	$13,182
MHE	VRDP Shares	W-7	$15,241
MHN	VRDP Shares	W-7	$186,204
BLJ	VRDP Shares	W-7	$15,406
BQH	VRDP Shares	W-7	$1,877
BSE	VRDP Shares	W-7	$3,440
BFY	VRDP Shares	W-7	$3,771
BHV	VRDP Shares	W-7	$9,556

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	83

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Trusts.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trusts. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Trustees of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Citibank, N.A.[2] New York, NY 10179 Barclays Bank PLC.[3] New York, NY 10019	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Citigroup Global Markets, Inc.[2] New York, NY 10179 Barclays Capital, Inc.[3] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MHN.

[2]	For BZM, MHE, BLJ and BHV.

[3]	For BQH, BSE and BFY.

84	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Additional Information

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	85

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If the Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-2/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  BlackRock MuniHoldings New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

  Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: May 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

  Date: May 1, 2015

3